                                                                   Exhibit 10.13


                               CREDIT AGREEMENT


                         Dated as of November 25, 1997


                                    between


                               MARRIOTT DSM LLC,

                                            as Borrower,

                                      and

                        GOLDMAN SACHS MORTGAGE COMPANY,

                                            as Agent and a Lender

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE I

                    DEFINITIONS; PRINCIPLES OF CONSTRUCTION
                    ---------------------------------------

Section 1.1  Definitions....................................................   1
             -----------
Section 1.2  Principles of Construction.....................................  11
             --------------------------

                                  ARTICLE II

                                    GENERAL
                                    -------

Section 2.1  The Loan.......................................................  11
             --------
               2.1.1  Commitment............................................  11
                      ----------
               2.1.2  Disbursement to Borrower..............................  11
                      ------------------------
               2.1.3  The Note..............................................  12
                      --------
               2.1.4  Use of Proceeds of Loan...............................  12
                      -----------------------
Section 2.2  Maturity.......................................................  12
             --------
               2.2.1  Maturity Date.........................................  12
                      -------------
               2.2.2  Reserved..............................................  12
                      --------
               2.2.3  Payment...............................................  12
                      -------
Section 2.3  Principal and Interest.........................................  12
             ----------------------
               2.3.1  Principal and Interest................................  12
                      ----------------------
               2.3.2  Default Rate and Repayment Upon Default...............  13
                      ---------------------------------------
Section 2.4  Loan Repayment.................................................  13
             --------------
               2.4.1  Maturity..............................................  13
                      --------
               2.4.2  Voluntary Prepayments.................................  13
                      ---------------------
               2.4.3  Mandatory Prepayments.................................  14
                      ---------------------
Section 2.5  Payments and Computations......................................  15
             -------------------------
               2.5.1  Making of Payments....................................  15
                      ------------------
               2.5.2  Computations..........................................  15
                      ------------
Section 2.6  Pro Rata Treatment.............................................  15
             ------------------
Section 2.7  Sharing of Payments............................................  15
             -------------------

                                  ARTICLE III

                             CONDITIONS PRECEDENT
                             --------------------

Section 3.1  Conditions Precedent to the Loan...............................  16
             --------------------------------

                                  ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF BORROWER
                  ------------------------------------------

Section 4.1  Representations and Warranties.................................  18
             ------------------------------
Section 4.2  Survival of Representations....................................  24
             ---------------------------

                                   ARTICLE V

                       AFFIRMATIVE COVENANTS OF BORROWER
                       ---------------------------------

Section 5.1  Information Covenants..........................................  25
             ---------------------
Section 5.2  Preservation of Existence and Franchises.......................  26
             ----------------------------------------
Section 5.3  Books, Records and Inspections.................................  26
             ------------------------------
Section 5.4  Compliance with Law............................................  26
             -------------------
Section 5.5  Insurance......................................................  27
             ---------
Section 5.6  Ownership of  Borrower; Permitted Reorganization...............  27
             ------------------------------------------------
Section 5.7  Plan Assets, Etc...............................................  29
             ----------------
Section 5.8  Further Assurances.............................................  29
             ------------------
Section 5.9  Annual Plan and Budget.........................................  30
             ----------------------
Section 5.10 Reserved.......................................................  30
             --------
Section 5.11 Covenants of Borrower Regarding the Mortgage Loan..............  30
             -------------------------------------------------
Section 5.12 Costs of Enforcement...........................................  31
             --------------------
Section 5.13 Estoppel Statement.............................................  31
             ------------------

                                  ARTICLE VI

                              NEGATIVE COVENANTS
                              ------------------

Section 6.1  Indebtedness...................................................  32
             ------------
Section 6.2  Liens..........................................................  32
             -----
Section 6.3  Nature of Business.............................................  32
             ------------------
Section 6.4  Consolidation, Merger, Sale or Purchase of Assets, Etc.........  33
             ------------------------------------------------------
Section 6.5  Advances, Investments and Loans................................  33
             -------------------------------
Section 6.6  Transactions with Affiliates...................................  33
             ----------------------------
Section 6.7  Operating Lease Obligations....................................  33
             ---------------------------


Section 6.8  Sale and Leaseback.............................................. 33
             ------------------
Section 6.9  Governing Documents............................................. 34
             -------------------
Section 6.10 ERISA........................................................... 34
             -----
Section 6.11 Distributions................................................... 34
             -------------

                                  ARTICLE VII

                                   DEFAULTS
                                   --------

Section 7.1  Events of Default............................................... 34
             -----------------
Section 7.2  Remedies........................................................ 37
             --------

                                 ARTICLE VIII

                                   RESERVED
                                   --------


                                  ARTICLE IX

                               AGENCY DECISIONS
                               ----------------

Section 9.1  Appointment and Authorization................................... 38
             -----------------------------
Section 9.2  Delegation of Duties............................................ 39
             --------------------
Section 9.3  Liability of Agent.............................................. 39
             ------------------
Section 9.4  Reliance by Agent............................................... 39
             -----------------
Section 9.5  Notice of Default............................................... 40
             -----------------
Section 9.6  Credit Decision................................................. 40
             ---------------
Section 9.7  Indemnification................................................. 41
             ---------------
Section 9.8  Agent in Individual Capacity.................................... 42
             ----------------------------
Section 9.9  Successor Agents................................................ 42
             ----------------
Section 9.10 One Agent....................................................... 43
             ---------
Section 9.11 Required Lenders................................................ 43
             ----------------
Section 9.12 One Voice....................................................... 43
             ---------
Section 9.13 Certain Agreements with Respect to Transfers.................... 43
             --------------------------------------------

                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

Section 10.1 Survival........................................................ 43
             -------------
Section 10.2 Governing Law; Consent to Jurisdiction.......................... 44
             -------------
Section 10.3 Modification, Waiver in Writing................................. 45
             -------------


Section 10.4  Delay Not a Waiver............................................  45
              ------------------
Section 10.5  Notices.......................................................  46
              -------
Section 10.6  Trial by Jury.................................................  47
              -------------
Section 10.7  Headings......................................................  48
              --------
Section 10.8  Severability..................................................  48
              ------------
Section 10.9  Preferences...................................................  48
              -----------
Section 10.10 Waiver of Notice..............................................  48
              ----------------
Section 10.11 Remedies of Borrower..........................................  48
              --------------------
Section 10.12 Expenses; Indemnity...........................................  49
              -------------------
Section 10.13 Exhibits and Schedules Incorporated...........................  50
              -----------------------------------
Section 10.14 Offsets, Counterclaims and Defenses...........................  50
              -----------------------------------
Section 10.15 No Joint Venture or Partnership...............................  50
              -------------------------------
Section 10.16 Waiver of Marshaling of Assets................................  50
              ------------------------------
Section 10.17 Waiver of Counterclaim........................................  51
              ----------------------
Section 10.18 Construction of Documents.....................................  51
              -------------------------
Section 10.19 Brokers and Financial Advisors................................  51
              ------------------------------
Section 10.20 No Third Party Beneficiaries..................................  51
              ----------------------------
Section 10.21 Prior Agreements..............................................  52
              ----------------
Section 10.22 Counterparts..................................................  52
              ------------
Section 10.23 Right of Set-Off..............................................  52
              -----------------
Section 10.24 Amendments, Waivers and Consents..............................  52
              --------------------------------
Section 10.25 Benefit of Agreement..........................................  53
              --------------------
Section 10.26 Ability to Disclose...........................................  54
              -------------------
Section 10.27 Exculpation...................................................  54
              -----------
Section 10.28 Subordination.................................................  55
              -------------

                                  ARTICLE XI

                           MEZZANINE DEPOSIT ACCOUNT
                           -------------------------

Section 11.1  Mezzanine Deposit Account.....................................  55
              -------------------------
Section 11.2  Disbursements from the Mezzanine Deposit Account; Borrower's
              ------------------------------------------------------------
                Obligation to Fund Deposit Account..........................  56
                ----------------------------------
                11.2.1  Disbursements.......................................  56
                        -------------
                11.2.2  Obligation to Fund; Deemed Payment..................  57
                        ----------------------------------
Section 11.3  No Release if Event of Default Exists.........................  57
              -------------------------------------
Section 11.4  Grant of Security Interest; Rights upon Default...............  57
              -----------------------------------------------
Section 11.5  Agents and the Lenders Not Responsible........................  58
              --------------------------------------

                                   SCHEDULES

Schedule A  -   Commitment Percentage
Schedule B  -   Amortization Schedule


                                   EXHIBITS

Exhibit A -     Form of Promissory Note

          THIS CREDIT AGREEMENT, dated as of November 25, 1997 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this

"Credit Agreement"), is made among MARRIOTT DSM LLC, a Delaware limited
-----------------
liability company, as borrower, GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, in its capacity as agent and any successor agent appointed hereunder ("Agent"); GOLDMAN SACHS MORTGAGE COMPANY, a New York limited
            -----
partnership, as the lender, and the other Lenders from time to time party hereto.

          All capitalized terms used herein shall have the respective meanings set forth in Section 1.1 hereof or elsewhere in this Credit Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Borrower desires to obtain the Loan from the Lenders; and

          WHEREAS, the Lenders are willing to make the Loan to Borrower, subject to and in accordance with the terms of this Credit Agreement and the other Loan Documents.

          NOW, THEREFORE, in consideration of the making of the Loan by the Lenders and the covenants, agreements, representations and warranties set forth in this Credit Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:

                                   ARTICLE I

                    DEFINITIONS; PRINCIPLES OF CONSTRUCTION
                    ---------------------------------------

          Section 1.1  Definitions.
                       -----------

          For all purposes of this Credit Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

          "Affiliate" has the meaning set forth in the Mortgage Loan Agreement.
           ---------

          "Agent" shall have the meaning specified in the first paragraph of
           -----
this Credit Agreement and any successor Agent appointed hereunder.

          "Agent-Related Persons" shall have the meaning specified in Section
           ---------------------
9.3.

          "Basic Carrying Costs" has the meaning set forth in the Mortgage Loan
           --------------------
Agreement.

          "Borrower" means the Person identified as such in the introductory
           --------
paragraph hereto, together with any of its successors or assigns as permitted hereunder.

          "Business Day" has the meaning set forth in the Mortgage Loan
           ------------
Agreement.

          "Cash Management Procedures" has the meaning set forth in the Mortgage
           --------------------------
Loan Agreement.

          "Casualty" has the meaning set forth in Section 8.1.2(a) of the
           --------
Mortgage Loan Agreement.

          "Closing Date" means the date of the funding of the Loan.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended, and as it
           ----
may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

          "Commitment Percentage" means, for each Lender, the percentage
           ---------------------
identified as its Commitment Percentage on Schedule A hereto, as such percentage
                                           ----------
may be modified by assignment in accordance with the terms of this Credit Agreement.

          "Condemnation" has the meaning set forth in Section 8.1.3 of the
           ------------
Mortgage Loan Agreement.

          "Cooperation Agreement" means that certain Loan Cooperation Agreement,
           ---------------------
dated as of the date hereof, among the Agent, DSMLP, Host Marriott and Borrower.

          "Credit Agreement" means this Credit Agreement, as amended, restated,
           ----------------
replaced, supplemented or modified from time to time.

          "Debt" means the outstanding principal amount set forth in, and
           ----
evidenced by, the Note, together with all interest accrued and unpaid thereon and all other sums due to the Lenders and the Agent in respect of the Loan, including any sums due under the Note, this Credit Agreement, the Pledge or any other Loan Document.

          "Default" means the occurrence of any event hereunder or under any
           -------
other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

          "Default Rate" has the meaning set forth in Section 2.3.2 hereof.
           ------------

          "DSMLP" means Desert Springs Marriott Limited Partnership, a Delaware
           -----
limited partnership.

          "Eligible Account" has the meaning set forth in the Mortgage Loan
           ----------------
Agreement.

          "ERISA" has the meaning set forth in Section 4.1(h) hereof.
           -----

          "ERISA Affiliate" means each person (as defined in Section 3(9) of
           ---------------
ERISA) which together with Borrower or any Subsidiary thereof would be deemed to be a member of the same "controlled group" within the meaning of Section 414(b),
(c), (m) and (o) of the Code.

          "Event of Default" has the meaning set forth in Section 7.1 hereof.
           ----------------

          "Federal Funds Rate" means, for any period, the rate set forth in the
           ------------------
weekly statistical release designated as H.15 (519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15 (519)"), for such day opposite the caption "Federal Funds (Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York time) on that day by each of three (3) leading brokers of Federal funds transactions in New York City selected by the Agent.

          "Federal Reserve Board" means the Board of Governors of the Federal
           ---------------------
Reserve System or any successor thereof.

          "First Interest Period" means the period commencing on (and including)
           ---------------------
the Closing Date and ending on (but excluding) the first Payment Date.

          "Fiscal Year" has the meaning given such term in the Mortgage Loan
           -----------
Agreement.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America, consistently applied, as of the relevant date in question.

          "Governmental Authority" means any court, board, agency, commission,
           ----------------------
office or authority of any nature whatsoever of or for any governmental unit (federal, state, county, district, municipal, city or otherwise), whether now or hereafter in existence.

          "GSMC" means Goldman Sachs Mortgage Company, a New York limited
           ----
partnership.

          "Guaranty Obligations" means any obligations (other than endorsements
           --------------------
in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing any Indebtedness, leases, dividends or other obligations of any other Person in any manner, whether direct or indirect, and including any obligation, whether or not contingent, (i) to purchase any such Indebtedness or other obligation or any property constituting security therefor,
(ii) to advance or provide funds or other support for the payment or purchase of such Indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreement or arrangement), (iii) to lease or purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness or obligation, or (iv) otherwise assure or hold harmless the owner of such Indebtedness or obligation against loss in respect thereof.

          "Host Marriott" means Host Marriott Corporation, a Delaware
           -------------
corporation, and its permitted successors and assigns.

          "Indebtedness" means, with respect to any Person, without duplication,
           ------------
the following, whether direct or contingent:

          (a) all indebtedness for borrowed money;

          (b) the deferred purchase price of assets or services which in accordance with GAAP would be shown to be a liability (or on the liability side of a balance sheet);

          (c)  all Guaranty Obligations;

          (d) the maximum amount of all letters of credit issued or acceptance facilities established for the account of such Person and, without duplication, all drafts drawn thereunder (other than letters of credit (i) supporting other Indebtedness of

Borrower, or (ii) offset by a like amount of cash or government securities held in escrow to secure such letter of credit and draws thereunder);

          (e) all capitalized lease obligations;

          (f) all Indebtedness of another Person secured by any lien on any property of Borrower, whether or not such indebtedness has been assumed;

          (g) all obligations under take-or-pay or similar arrangements or under interest rate, currency, or commodities agreements;

          (h) indebtedness created or arising under any conditional sale or title retention agreement (other than conditional sale and title retention agreements entered into in the ordinary course of business for assets incidental to the management and operation of the Mortgaged Property); and

          (i) obligations of such Person with respect to withdrawal liability or insufficiency under ERISA or under any qualified plan or related trust;

provided, however, that Indebtedness shall not include (i) current accounts payable (other than for borrowed money or purchase money obligations) incurred in the ordinary course of business, provided that all such liabilities, accounts and claims shall be paid when due and payable (or in conformity with customary trade terms) and accrued expenses (other than for borrowed money or purchase money obligations) incurred in the ordinary course of business, in each case customarily paid by such Person and (ii) indemnification, recourse carve-out and similar contingent obligations which are not assurances of payment of the items described in subclauses (a) through (i) of this definition.

          "Intercreditor Agreement" has the meaning given such term in Section
           -----------------------
7.1(m).

          "Interest Period" means (i) the First Interest Period and (ii) each
           ---------------
successive period beginning on (and including) the twelfth (12/th/) day of each month and ending on (but excluding) the twelfth (12/th/) day of the next succeeding Payment Date.

          "Interest Rate" shall mean 10.365 percent per annum.
           -------------

          "Junior Lender" shall mean MDSM Finance LLC, a Delaware limited
           -------------
liability company.

          "Lenders" means GSMC and such other lenders that are from time to time
           -------
parties hereto pursuant to Section 10.25(b) hereof.

          "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
           ----
arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice perfecting a security interest under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction, or other similar recording or notice statute, and any lease in the nature thereof).

          "Loan" means the loan made by Lender to Borrower pursuant to Section
           ----
2.1 hereof, in the original aggregate principal amount of the Total Commitment and evidenced by the Note and made pursuant to and secured by the Pledge and the other Loan Documents.

          "Loan Documents" means, collectively, this Credit Agreement, the Note,
           --------------
the Pledge (including any stock power and financing statements executed and delivered in connection therewith), as well as other documents executed and/or delivered in connection with the Loan or hereafter delivered by or on behalf of Borrower pursuant to the requirements hereof or of any other Loan Document; provided that Loan Documents shall not include the Mortgage Loan Documents.
--------

          "Loan Expenses" means all reasonable out-of-pocket expenses and costs
           -------------
incurred by Agent or Lender (or any of its Affiliates) with respect to the making of the Loan (excluding costs of Securitization to be borne by Lender), including reasonable travel expenses, surveys, title insurance, engineering reports, environmental reports, credit reports and appraisals, the preparation, negotiation, execution and delivery (and where, appropriate, recordation or filing) of this Credit Agreement and the other Loan Documents, and the consummation of the transactions contemplated hereby and thereby (including reasonable attorneys' fees and expenses in connection therewith and in connection with Agent's due diligence).

          "Manager" has the meaning given such term in the Mortgage Loan
           -------
Agreement.

          "Material Adverse Effect" means any event or condition that has a
           -----------------------
material adverse effect upon (i) the business operations, economic performance, Mortgaged Property, assets or condition (financial or otherwise) of Borrower or the Property Owner, in each case taken as a whole, (ii) the ability of Borrower (or any guarantor of its obligations under the Loan), taken as a whole, to perform, in all material respects, its obligations under each of the Loan Documents or the ability of the Property Owner (or any guarantor of its obligations under the Mortgage Loan) to perform its obligations under each of the Mortgage Loan Documents, (iii) the enforceability or validity of any Loan Document or the perfection or priority of any Lien created under any Loan

Document, (iv) the value of, or cash flow from, the Mortgaged Property, taken as a whole, or the operations thereof or (v) the rights, interests and remedies of Agent or any of the Lenders under the Loan Documents.

          "Maturity Date" means the date on which the final payment of principal
           -------------
of the Note becomes due and payable as herein provided, whether at the Specified Maturity Date, by declaration of acceleration, or otherwise.

          "Mezzanine Deposit Account" has the meaning set forth in Section
           -------------------------
11.1(a) hereof.

          "Mortgage" has the meaning given such term in the Mortgage Loan
           --------
Agreement.

          "Mortgage Lender" has the meaning of "Lender" in the Mortgage Loan
           ---------------
Agreement.

          "Mortgage Loan" means the mortgage loan made to the Property Owner by
           -------------
the Mortgage Lender in the original principal amount of $103,000,000.00 and evidenced by the Mortgage Note and secured by the Mortgage and the other Mortgage Loan Documents.

          "Mortgage Loan Agreement" means the Loan Agreement, dated as of the
           -----------------------
date hereof, between the Property Owner, as Borrower, and GMAC Commercial Mortgage Corporation, as lender, as the same may be amended, restated, replaced, supplemented, consolidated or otherwise modified from time to time.

          "Mortgage Loan Cooperation Agreement" means that certain Mortgage Loan
           -----------------------------------
Cooperation Agreement, dated as of the date hereof, among the Property Owner, DSMLP, Host Marriott, the Mortgage Lender and GSMC.

          "Mortgage Loan Documents" has the meaning given to the term "Loan
           -----------------------
Documents" in the Mortgage Loan Agreement.

          "Mortgage Note" has the meaning given to the term "Note" in the
           -------------
Mortgage Loan Agreement.

          "Mortgaged Property" has the meaning set forth in the Mortgage Loan
           ------------------
Agreement.

          "Note" means the promissory note of Borrower in favor of the Lenders
           ----
evidencing the Loan and provided in accordance with Section 2.1.3 hereof, as well as any additional notes issued in exchange therefor in accordance with the terms hereof, as such promissory note or notes may be amended, modified, supplemented or replaced from time to time.

          "Officer's Certificate" means a certificate made by an individual
           ---------------------
authorized to act on behalf of Borrower and, to the extent applicable, any constituent Person with respect to Borrower. Without limiting the foregoing, if the individual signing the certificate is doing so on behalf of a corporation, then such individual shall hold the office of President, Vice President or Chief Accounting Officer (or the equivalent) with respect to such corporation. Any such certificate may be based, insofar as it relates to legal, accounting, architectural or engineering matters or matters customarily dealt with by experts, upon the written advice of counsel, an accountant, architect, engineer or such expert, as applicable, provided the individual signing the certificate
                               --------
believes in good faith that such reliance is justified.

          "Operating Budget" has the meaning given such term in the Mortgage
           ----------------
Loan Agreement.

          "Payment Date" means the twelfth (12th) day of each calendar month
           ------------
beginning in December, 1997, or, if in any month such twelfth (12th) day is not a Business Day, then the Payment Date for such month shall be the first Business Day preceding such day.

          "Permitted Liens" means (i) Liens created by, under or in connection
           ---------------
with this Credit Agreement or the other Loan Documents or the Mortgage Loan Documents, (ii) Liens for taxes and other charges not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves have been established or otherwise in compliance with the terms of the Mortgage Loan Documents (and as to which the property subject to such Lien is not yet subject to foreclosure, sale or loss on account thereof), (iii) Liens in respect of property imposed by law arising in the ordinary course of business such as materialmen's, mechanics', warehousemen's and other like Liens, provided that such Liens secure only amounts not yet due and payable or amounts being contested in good faith by appropriate proceedings for which Borrower has adequate reserves or otherwise in compliance with the terms of the Mortgage Loan Documents (and as to which the property subject to such lien is not yet subject to foreclosure, sale or loss on account thereof), (iv) pledges or deposits made to secure payment under worker's compensation insurance, unemployment insurance, pensions, social security programs, public liability laws or similar legislation, (v) Liens arising from good faith deposits in connection with or to secure performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money),

(vi) easements, rights-of-way, restrictions (including zoning restrictions), defects or irregularities in title and other similar charges or encumbrances not, in any material respect, interfering with the ordinary conduct of business at the relevant property, (vii) leases or subleases granted to others, whether existing now or hereafter entered into, in the ordinary course of business or otherwise in compliance with the terms of the Mortgage Loan Documents, not interfering in any material respect with the business or operations of Borrower,
(viii) any attachment or judgment lien, unless the judgment it secures shall not, within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within thirty (30) days after the expiration of any such stay and (ix) Permitted Encumbrances (as defined under the Mortgage Loan Agreement).

          "Person" means any individual, sole proprietorship, corporation,
           ------
general partnership, limited partnership, limited liability company or partnership, joint venture, association, joint stock company, bank, trust, estate, unincorporated organization, any federal, state, county or municipal government (or any agency or political subdivision thereof), endowment fund or any other form of entity.

          "Plan" means any multiemployer or single-employer plan as defined in
           ----
Section 4001 of ERISA, which is maintained, or at any time during the five calendar years preceding the date of this Credit Agreement was maintained, for employees of Borrower, any Subsidiary or an ERISA Affiliate.

          "Plan Assets" means such term within the meaning and as defined in the
           -----------
Department of Labor Regulation 29 CFR (S) 2510.3-101, as amended, and the advisory opinions and rulings issued thereunder.

          "Pledge" means the Pledge and Security Agreement, dated as of the date
           ------
hereof, between Borrower and Agent on behalf of the Lenders, pursuant to which Borrower is pledging the Pledged Collateral.

          "Pledged Collateral" has the meaning set forth in the Pledge.
           ------------------

          "Prepayment Premium" shall mean (i) for the period from the Closing
           ------------------
Date to (but excluding) the first anniversary thereof, four percent (4%), (ii) for the period from the first anniversary of the Closing Date to (but excluding) the second anniversary thereof, three percent (3%), (iii) for the period from the second anniversary of the Closing Date to (but excluding) the third anniversary thereof, two percent (2%), and (iv) for the period from the third anniversary of the Closing Date to (but excluding) the fourth anniversary thereof, one percent (1%), in each case of the principal amount being prepaid. From and after the fourth anniversary of the Closing Date, no Prepayment Premium shall be due or payable.

          "Property Owner" means "Borrower" under the Mortgage Loan Agreement.
           --------------

          "Qualified Title Insurance Policy" has the meaning set forth in the
           --------------------------------
Mortgage Loan Agreement.

          "Rating Agency" means each of the following who rate the Certificates
           -------------
(as defined in the Mortgage Loan Agreement): Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and Fitch Investors Service, L.P.

          "Rating Confirmation" shall have the meaning set forth in the Mortgage
           -------------------
Loan Agreement.

          "Regulation D, G, T, U, or X" means, respectively, Regulation D, G, T,
           ---------------------------
U and X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

          "Required Lenders" means, if there is only one Lender hereunder, that
           ----------------
Lender, and if there is more than one Lender, at least one or more Lenders holding more than 50% of the total principal amount outstanding under the Loan.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Securitization" has the meaning given such term in the Mortgage Loan
           --------------
Cooperation Agreement.

          "Special Purpose" shall have the meaning given such term in the
           ---------------
Intercreditor Agreement, and "Special Purpose Entity" means a Person that is
                              ----------------------
Special Purpose as so defined.

          "Specified Maturity Date" shall mean December 12, 2010.
           -----------------------

          "Subsidiary" means (i) any corporation more than 25% of whose stock of
           ----------
any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (ii) any partnership, limited liability company, association, trust, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than 25% equity interest at any time.

          "Term" means the entire term of this Credit Agreement, which shall
           ----
expire upon repayment in full of the Debt and full performance of each and every obligation to be performed by Borrower pursuant to the Loan Documents.

          "Total Commitment" means $20,000,000.00.
           ----------------

           Section 1.2  Principles of Construction.
                        --------------------------

          All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Credit Agreement unless otherwise specified. Unless otherwise specified, the words "hereof", "herein" and "hereunder" and words of similar import, when used in this Credit Agreement, shall refer to this Credit Agreement as a whole and not to any particular provision of this Credit Agreement. The words "includes", "including" and similar terms shall be construed as if followed by the words "without limitation". Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.


                                  ARTICLE II

                                    GENERAL
                                    -------

          Section 2.1  The Loan.
                       --------

          2.1.1 Commitment. The Lender named herein will make the Loan available
                ----------
to Borrower upon satisfaction of the conditions set forth in Section 3.1, by making a wire transfer in such amount to Agent at its payment office set forth below its signature hereon. On the same Business Day, the Agent shall disburse the Loan to Borrower by paying the costs and expenses required to be paid by Borrower hereunder or under any other Loan Document on the Closing Date, as directed by Borrower pursuant to Section 2.1.2 hereof, and by wire transferring the remainder of the Total Commitment, in accordance with Borrower's wire transfer instructions to the Agent. Borrower hereby agrees to accept the Loan to be made to it on the Closing Date, subject to and upon the terms and conditions set forth herein.

          2.1.2. Disbursement to Borrower. Borrower may request and receive only
                 ------------------------
one borrowing hereunder in respect of the Loan. Borrower shall receive the full amount of the Loan on the Closing Date, subject to the direction given by Borrower to the Agent as to the application of Loan proceeds to pay the Loan Expenses and any other fees and expenses payable by Borrower under any Loan Document, all in accordance with the provisions of this Credit Agreement.

          2.1.3 The Note.  Each Lender's Commitment Percentage of the Loan shall
                --------
be evidenced by a duly executed promissory note of Borrower to such Lender in the original principal amount of each Lender's Commitment Percentage of such Loan, and shall be substantially in the form of Exhibit A attached hereto. The
                                                ---------
Note shall bear interest as provided herein. The Note shall be subject to repayment as provided in Section 2.4 hereof, if and when there are multiple Notes in accordance herewith, the Notes shall be cross-defaulted, shall be entitled to the benefits of this Credit Agreement and shall be secured by the Pledge and the other Loan Documents.

          2.1.4 Use of Proceeds of Loan.  Borrower shall use the proceeds of the
                -----------------------
Loan to (i) pay fees, costs and expenses actually incurred in connection with the closing of the Loan, (ii) pay the Loan Expenses as set forth in Section
10.12 hereof, (iii) make distributions to DSMLP for further distribution to its partners or on behalf of Borrower, (iv) pay the interest for the First Interest Period, and (v) pay related costs or expenses in connection with any of the foregoing.

          Section 2.2  Maturity.
                       --------

          2.2.1 Maturity Date.  The Loan shall be due and payable on the
                -------------
Specified Maturity Date, or, if such day is not a Business Day, the next immediately preceding Business Day.

          2.2.2 Reserved.
                --------

          2.2.3 Payment.  Borrower agrees to pay all outstanding principal
                -------
amounts under the Note, together with all accrued but unpaid interest thereon (but excluding the date of repayment) and all other amounts owing from Borrower to the Lenders or the Agent hereunder and under the other Loan Documents, on the Specified Maturity Date.

          Section 2.3  Principal and Interest.
                        ----------------------

          2.3.1 Principal and Interest.  (a)  The principal balance outstanding
                ----------------------
under the Loan from time to time shall bear interest at a per annum rate equal to the Interest Rate from time to time from (and including) the Closing Date to (but excluding) the Maturity Date.

          Notwithstanding anything to the contrary in this Credit Agreement and to the extent permitted by applicable law, if the aggregate amount of interest payable in respect of the Note pursuant to this Section 2.3 and all other consideration which would constitute interest for any Interest Period under applicable law results in an effective rate of interest for any Interest Period on such Note in excess of the maximum rate permitted by law applicable to such Note (after giving effect to any adjustment permitted by law to the interest rate paid or payable in any Interest Periods other than such Interest Period), the effective rate of interest for such Interest Period for such Note shall be limited to a rate of interest which would not cause the effective rate to exceed the maximum legal rate.

          (b) Commencing with the Payment Date on January 12, 1997, and on each and every Payment Date thereafter through but excluding the Maturity Date, the principal amount of the Loan and interest thereon at the Interest Rate shall be payable in monthly installments of (i) principal based on a fully amortizing basis (such that the entire principal amount shall be amortized as of the Specified Maturity Date), as set forth in Schedule C attached hereto, and (ii)
                                          ----------
interest at the Interest Rate. Unless otherwise elected by Agent on behalf of the Lenders or otherwise provided in the Cash Management Procedures, such payments shall be applied first to the payment of interest with the remainder of such payment being applied to the reduction of the outstanding principal balance of the Loan.

          2.3.2 Default Rate and Repayment Upon Default.    (a)  Notwithstanding
                ---------------------------------------
the foregoing, upon the occurrence and during the continuance of an Event of Default, the principal of and interest on the Loan shall bear interest, payable on demand, at a rate equal to the rate (the "Default Rate") that is the higher
                                             ------------
of (i) two percent (2%) per annum in excess of the Interest Rate and (ii) the "Prime Rate" as published from time to time in The Wall Street Journal. Payment or acceptance of the increased rates provided for in this Subsection 2.3.2 is not a permitted alternative to timely payment or full performance by Borrower and shall not constitute a waiver of any Default or Event of Default or an amendment to this Credit Agreement or any other Loan Document and shall not otherwise prejudice or limit any rights or remedies of Agent or the Lenders.

          (b) If all or any part of the principal amount of the Note is paid upon acceleration of the Loan following the occurrence of an Event of Default then, in addition to such principal payment, Borrower shall be required to pay the Prepayment Premium on the amount so paid which would be due if such Note had been voluntarily prepaid on such date pursuant to Section 2.4.2.

          Section 2.4  Loan Repayment.
                       --------------

          2.4.1 Maturity.  Borrower shall repay any outstanding principal
                --------
indebtedness of its Loan in full on the Specified Maturity Date of its Loan, together with all accrued and unpaid interest thereon to (but excluding) the date of repayment.

          2.4.2 Voluntary Prepayments. Borrower may prepay all or any portion of
                ---------------------
its Loan, together with accrued interest to the date of such prepayment on the principal amount prepaid, on any Payment Date, provided (i) Borrower shall
                                               --------
provide not less than
three (3) Business Days' prior irrevocable written notice to Agent specifying the Payment Date on which such prepayment is to occur and indicating the principal amount of the Note to be so prepaid, and (ii) Agent on behalf of the Lenders is paid the applicable Prepayment Premium, if any, on or before the date of such prepayment. Upon the giving of the notice in clause (i) above, the principal amount of the Loan specified to be prepaid shall become due and payable on the date specified for such prepayment. If Borrower delivers to Agent a notice of prepayment pursuant to this Section 2.4.2 and fails to prepay its Loan in accordance therewith, the amount of the prepayment designated in such notice and not prepaid shall bear interest at the Default Rate. All prepayments of principal may be made only on an Payment Date and shall include the accrued but unpaid interest on the principal amount prepaid. Amounts prepaid on the Loan hereunder may not be reborrowed.

          2.4.3 Mandatory Prepayments.  Without relieving Borrower of its
                ---------------------
obligations under Section 2.4.2, Borrower shall be obligated to prepay its Loan as follows:

          (a) Except as described in Section 2.4.3(b), if the Mortgaged Property or the Property Owner's interests therein is sold, transferred or otherwise disposed of, voluntarily or involuntarily, or if the lien of the Mortgage is released from the Mortgaged Property, then, not later than the closing date or effective date of such sale, transfer, disposition or release, Borrower shall repay the Loan, in full, together with the applicable Prepayment Premium, if any.

          (b) If there shall occur a Casualty or Condemnation (as such terms are defined in the Mortgage Loan Agreement) in respect of the Mortgaged Property and as a result thereof the Mortgage Loan is prepaid in whole or in part, then, to the extent that there shall be excess proceeds or awards available following the application of the proceeds or awards pursuant to the terms of the Mortgage Loan Documents, Borrower shall repay the Loan, or a portion thereof, in the amount of such available excess proceeds or awards, without any Prepayment Premium. Prepayments required under this subsection (b) shall be due on the first Payment Date occurring after the determination under the Mortgage Loan Agreement that the related proceeds or award will be applied to the Mortgage Loan or, if such first Payment Date is within three (3) Business Days of such determination, then on the second Payment Date after such determination.

          Section 2.5  Payments and Computations.
                       -------------------------

          2.5.1 Making of Payments.  (a)  All payments hereunder or under any
                ------------------
other Loan Document shall be made to the Agent, on behalf of the Lenders, in U.S. dollars in immediately available funds to the account of Agent designated by Agent (or to such other account as Agent may instruct Borrower in writing at least three (3) Business Days prior to the applicable payment date) no later than 11:00 a.m. (New York time) on the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day preceding such day. Interest shall accrue from and include the date of the Loan, but exclude the date of payment.

          (b) Unless the Agent shall have received notice from Borrower prior to the date on which any payment is due to the Lenders hereunder that Borrower will not make such payment in full, the Agent may assume that Borrower has made such payment in full to the Agent on such date, and the Agent may (but shall not be required to), in reliance upon such assumption, cause to be distributed to each Lender on such due date the amount then due such Lender. If and to the extent Borrower shall not have made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the Federal Funds Rate as in effect for each such day.

          2.5.2 Computations.  Interest payable on the Loan on each Payment Date
                ------------
shall be computed on the basis of the actual number of days elapsed in the period in question (i.e., with respect to the interest due on a given Payment
                    ----
Date, from and including the last Payment Date to but excluding the current Payment Date) over a year of 360 days.

          Section 2.6  Pro Rata Treatment.  Except to the extent otherwise
                       ------------------
provided herein, the Loan, each payment or prepayment of principal of the Loan, and each payment of interest on the Loan, shall be allocated by the Agent pro rata among the Lenders in accordance with the Commitment Percentages of such Lenders. The Agent agrees to forward to the Lenders such principal and interest payments on the same Business Day as such amounts are received, collected or applied by the Agent from Borrower unless the Agent receives such amounts after 11:00 a.m., New York time, in which case such payments shall be forwarded by the Agent to the Lenders on the next Business Day.

          Section 2.7  Sharing of Payments.  Each Lender agrees that, in the
                       -------------------
event that any Lender shall obtain payment in respect of any Loan owing to such Lender under this Credit Agreement through the exercise of a right of set-off, banker's lien, counterclaim or otherwise (including, but not limited to, pursuant to the U.S. Bankruptcy Code) in excess of its Commitment Percentage thereof as provided for in this Credit Agreement, such Lender shall promptly notify the Agent of such fact and purchase from the other Lenders a participation in such Lenders' Loan, in such amounts and with such other adjustments from time to time, as shall be equitable in order that all Lenders share such payment in accordance with their respective Commitment Percentages as provided for in this Credit Agreement. Each Lender further agrees that if a payment to a Lender (which is obtained by such Lender through the exercise of a right of set-off, banker's lien, counterclaim or otherwise) shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a participation theretofore sold, return its share of that benefit to each Lender whose payment shall have been rescinded or otherwise restored. Borrower agrees that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including set-off, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of the Loan or other obligation in the amount of such participation. The Agent shall keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased pursuant to this Section 2.7 and shall in each case notify the Lenders following any such purchases. Except as otherwise expressly provided in this Credit Agreement, if any Lender shall fail to remit to the Agent or any other Lender an amount payable by such Lender to the Agent, or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall accrue interest thereon, for each day from the date such amount is due until the day such amount is paid to the Agent or such other Lender, at a rate per annum equal to the Federal Funds Rate.


                                  ARTICLE III

                             CONDITIONS PRECEDENT
                             --------------------

          Section 3.1  Conditions Precedent to the Loan.  The obligation of the
                       --------------------------------
Lenders to make the Loan hereunder is subject to the fulfillment by Borrower or waiver by the Lenders of the following conditions precedent no later than the Closing Date:

          (a) Representations and Warranties; Compliance with Conditions. The
              ----------------------------------------------------------
representations and warranties of Borrower contained in this Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of such date, and no Default or Event of Default shall have occurred and be continuing; and Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Credit Agreement and in each other Loan Document on its part to be observed or performed.

          (b) Credit Agreement and Note.  Agent on behalf of the Lenders shall
              -------------------------
have received a copy of this Credit Agreement and the Note, in each case, duly executed and delivered on behalf of Borrower.

          (c) Costs; Expenses; Fees.  All Loan Expenses shall have been paid.
              ---------------------

          (d) Financial Statements.  Borrower shall have provided Agent, with
              --------------------
respect to the Property Owner, (A) audited financial statements for 1996 for DSMLP and (B) the financial statements described in Section 3.1(n) of the Mortgage Loan Agreement, certified as provided therein.

          (e) Delivery of Other Loan Documents.  Agent on behalf of the Lenders
              --------------------------------
shall have received from Borrower fully executed and acknowledged counterparts of the Pledge, trust certificates, if any, the Cooperation Agreement, and UCC-1 financing statements evidencing the pledge of all of the Pledged Collateral, together with any necessary consents thereto, and the other Loan Documents.

          (f) Delivery of Organizational Documents.  On or before the Closing
              ------------------------------------
Date, Borrower shall deliver or cause to be delivered to Agent on behalf of the Lenders copies certified by Borrower of all organizational documentation related to each of Borrower and the Property Owner and/or the formation, structure, existence, good standing and/or qualification to do business, as Agent on behalf of the Lenders may request in its sole discretion, including good standing certificates, qualifications to do business in the appropriate jurisdictions, resolutions authorizing the entering into of the Loan Documents, and incumbency certificates as may be requested by Agent on behalf of the Lenders.

          (g) Opinions of Borrower's Counsel.  Agent on behalf of the Lenders
              ------------------------------
shall have received (i) opinions of Borrower' counsel with respect to due execution, delivery, authority, enforceability of the Loan Documents by Borrower, requisite consents obtained by Borrower, perfection of the security interests granted under the Pledge, and such other matters as Agent may reasonably require and (ii) opinions of Borrower' counsel with respect to non-consolidation of Borrower and its member, all such opinions in form, scope and substance satisfactory to Agent and its counsel in their sole discretion.

          (h) Mortgage Loan.  The Mortgage Loan shall have closed or is closing
              -------------
concurrently with the Loan.

          (i) Officer's Certificate.  An Officer's Certificate of the  Borrower
              ---------------------
certifying to the fulfillment of the conditions set forth in Section 3.1(a) hereof.

          (j) No Material Adverse Change.  The Lenders shall be satisfied that
              --------------------------
as of the Closing Date, there shall be no material adverse change or development, since September 12, 1997, to the Mortgaged Property, or to the financial condition or operations of Borrower, the Manager or the Property Owner.

          (k) Borrower Assets.  An Officer's Certificate of Borrower to the
              ---------------
effect that the only asset of Borrower, as of the Closing Date, shall be Borrower's interest in the Property Owner.

          (l) Direction Letters.  Borrower shall have delivered the direction
              -----------------
letters provided for in Article XI hereof.

          (m) Operating Budgets.  Borrower shall have delivered to Agent on
              -----------------
behalf of the Lenders the Operating Budget for the Mortgaged Property for Fiscal Year 1997.

          (n) Certified Ownership Structure Chart.  Agent on behalf of the
              -----------------------------------
Lenders shall have received a chart detailing the ownership structure of Borrower, as well as the ownership structure of the Property Owner, in form and substance reasonably acceptable to Agent on behalf of the Lenders and Borrower accompanied by an Officer's Certificate certifying that such chart is true, complete and correct in all respects as of the Closing Date.

          (o) Insurance Certificates.  Borrower shall deliver to Agent on behalf
              ----------------------
of the Lenders copies of all insurance certificates delivered to Mortgage Lender in connection with the closing of the Mortgage Loan.


                                  ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF BORROWER
                  ------------------------------------------

          Section 4.1  Representations and Warranties.  Borrower hereby
                       ------------------------------
represents and warrants to the Agent and the Lenders on its own behalf as of the Closing Date that:

          (a) Authority; Binding on Borrower; Enforceability.  Each of Borrower
              ----------------------------------------------
or the Property Owner is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware. Borrower has taken all company action required to make of the provisions of the Loan Documents the valid and enforceable obligations they purport to be. Each of Borrower and the Property Owner is duly qualified and in good standing as a foreign limited liability company in California and all other jurisdictions where it is required to so be qualified, except for failures to be so qualified that do not in the aggregate have any Material Adverse Effect. Borrower has the full right, authority and power to own the Property Owner and to conduct its business.

          (b) Proceedings.  All necessary action has been taken by Borrower to
              -----------
authorize the execution, delivery and performance of this Credit Agreement and the other Loan Documents to which each is a party. This Credit Agreement and such other Loan Documents have been duly authorized, executed and delivered by Borrower and constitute Borrower's legal, valid and binding obligations, enforceable against Borrower in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) without offset, defense or counterclaim. The Pledge creates, and together with the execution, delivery and filing of the financing statements therein described, perfects a valid and enforceable first priority security interest in and to the Pledged Collateral in favor of Agent on behalf of the Lenders to the extent the same may be perfected under the Uniform Commercial Code, and Agent on behalf of the Lenders has a valid and enforceable first priority lien and security interest in and to the Mezzanine Deposit Account. The principal place of business of Borrower is 10400 Fernwood Road, Bethesda, Maryland 20817-1109.

          (c) Conflict with Existing Laws or Contracts; Consents.  The execution
              ----------------------------------------- --------
and delivery of the Loan Documents and all related documents and the performance of its obligations hereunder and thereunder by Borrower do not conflict with any provision of any applicable law or regulation to which Borrower is subject, or conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which Borrower is a party or by which Borrower is bound or any order or decree applicable to Borrower, or result in the creation or imposition of any lien on any of its assets or property. Borrower has obtained all consents, approvals, authorizations or orders of any court, governmental agency or body and of all third parties, if any, required for the execution, delivery and making by Borrower of the Loan Documents and the consummation of the transactions contemplated thereby.

          (d) Litigation.  There are no actions, suits or proceedings at law or
              ----------
in equity by or before any Governmental Authority or other agency now commenced or, to Borrower's knowledge, threatened against or affecting Borrower or the Property Owner, as applicable, which actions, suits or proceedings, alone or in the aggregate, if adversely determined against Borrower or the Property Owner, as applicable, is reasonably likely to have a Material Adverse Effect.

          (e) Agreements.  Neither Borrower nor the Property Owner is in default
              ----------
in any material respect in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which it is bound except to the extent such default is not reasonably likely to have a Material Adverse Effect.

          (f) No Bankruptcy Filing.  None of Borrower nor the Property Owner is
              --------------------
contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of its assets or property, and none of Borrower nor the Property Owner has knowledge of any Person contemplating the filing of any such petition against Borrower or the Property Owner.

          (g) Full and Accurate Disclosure.  There is no material fact or
              ----------------------------
circumstance which has not been disclosed to Agent and which has or is reasonably likely to have a Material Adverse Effect.

          (h) No Plan Assets.  Neither Borrower nor any of its Subsidiaries is
              --------------
an "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), subject to Title I
                                                     -----
of ERISA, and none of the assets of Borrower or any of its Subsidiaries constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101.

          (i) Compliance.  Borrower and the Property Owner each is in compliance
              ----------
in all respects with all laws, rules, regulations, orders and decrees (including environmental laws) applicable to it, or to its properties other than those where non-compliance could not have a Material Adverse Effect.

          (j) Financial Information.  All financial data prepared by or on
              ---------------------
behalf of Borrower or the Property Owner provided to the Agent on behalf of the Lenders prior to the date hereof, including without limitation, the financial statements delivered pursuant to Section 3.1(d), (i) are true, complete and correct in all material respects and (ii) accurately represent the operating results and the financial condition of the Mortgaged Property with respect to the period covered, and (iii) have been prepared on a sound basis consistently applied throughout the periods covered, except as disclosed therein, and with respect to such financial statements, in accordance with GAAP. Neither Borrower nor the Property Owner has any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, that are known to it and are reasonably likely to have a Material Adverse Effect, except as otherwise referred to or reflected in said financial statements. Since the date of such financial statements, there has been no material adverse change in the financial condition, operations or business of such Person, property or Mortgaged Property from that set forth in said financial statements.

          (k) Title; Liens.  Borrower has good and marketable title to all of
              ------------
its properties and assets, including the Property Owner, free and clear of all liens, encumbrances, mortgages, pledges, security interests and other adverse claims of any nature, except for the Pledge in favor of Agent on behalf of the Lenders and Permitted Liens.

          (l) Indebtedness.  Borrower and Property Owner each has no
              ------------
Indebtedness except for the Loan and the Indebtedness expressly permitted under
Section 6.1(h) of the Mortgage Loan Agreement.

          (m) Taxes.  Borrower and the Property Owner each has filed, or caused
              -----
to be filed, all material tax returns (federal, state, local and foreign) required to be filed and paid all amounts of taxes shown thereon to be due (including interest and penalties) and has paid all other taxes (including intangible fees, assessments and other governmental charges or taxes) owing (or necessary to preserve any Liens in favor of Agent on behalf of the Lenders), by it, except for such taxes (i) which are not yet delinquent or (ii) as are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP, but only so long as there is no liability or risk of loss, sale or forfeiture of any collateral pledged to the Agent on behalf of the Lenders. Borrower is not aware of any proposed tax assessments (other than ad valorem taxes for the year in which the Closing occurs which are not yet due and payable, or as disclosed in the Qualified Title Report provided pursuant to the Mortgage Loan Agreement) against it or the Property Owner. No extension of time for assessment or payment by Borrower or the Property Owner of any federal, state or local tax is in effect.

          (n) Not a Foreign Person.  Neither Borrower nor the Property Owner is
              --------------------
a "foreign person" within the meaning of (S) 1445(f)(3) of the Code.

          (o) Enforceability.  The Loan Documents are not subject to any right
              --------------
of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, nor would the exercise of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable.

          (p) Use of Proceeds.  None of the proceeds of the Loan will be used
              ---------------
for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U, Regulation X, Regulation G, or Regulation T or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry "margin stock" or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulation U, Regulation X or Regulation G. As of the Closing Date, no Borrower nor any of its Subsidiaries owns "margin stock".

          (q) Investment Company Act.  Neither Borrower nor the Property Owner
              ----------------------
is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not "controlled" by such a company, within the meaning of the Investment Company Act of 1940, as amended; or (ii) is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (r) Fraudulent Transfer.  Borrower has not entered into the Loan or
              -------------------
any Loan Document with the actual intent to hinder, delay, or defraud any creditor. It has received reasonably equivalent value in exchange for its obligations under the Loan Documents and giving effect to the transactions contemplated by the Loan Documents, the fair saleable value of its assets exceeds and will, immediately following the execution and delivery of the Loan Documents, exceed its total liabilities, including subordinated, unliquidated, disputed or contingent liabilities. The fair saleable value of its assets is and will, immediately following the execution and delivery of the Loan Documents, be greater than its probable liabilities, including the probable maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. Its assets do not, and immediately following the execution and delivery of the Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. It does not intend to, and does not believe that it will, incur debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of its obligations).

          (s) Employees.  Borrower and the Property Owner each either has no
              ---------
employees or has no material liability which has been incurred by it and remains unsatisfied beyond any applicable payment date for any taxes or penalties with respect to (i) any employee benefit plan (within the meaning of Section 3(3) of ERISA) established, sponsored, maintained or contributed to by it on behalf of its employees at the Mortgaged Property or (ii) any "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA) as to which it is making or has an obligation to make contributions or (iii) any lien which has been imposed on its assets pursuant to Section 412 of the Code or Section 302 or 4086 of ERISA.

          (t) Special Purpose.  Borrower hereby represents and warrants to, and
              ---------------
covenants with, Agent and the Lenders as to itself only, that, as of the date hereof and until such time as the Debt shall be paid in full, Borrower is and shall be a Special Purpose Entity, including without limitation:

              (i) Borrower has not owned and will not own any property or any other assets, except that immediately prior to the transfer of the Mortgaged

     Property to the Property Owner on the date hereof, Borrower owned and operated the Mortgaged Property, as to which Borrower has no liability (contingent or actual), and as of the date hereof, Borrower owns and will own the Property Owner.

              (ii) Borrower has not engaged and will not engage in any business other than the ownership and operation of the Property Owner, except that immediately prior to the transfer of the Mortgaged Property to the Property Owner on the date hereof, Borrower owned and operated the Mortgaged Property.

              (iii) Borrower has not entered and will not enter into any contract or agreement with any of its Affiliates, any of its constituent parties or any Affiliate of any constituent party, except upon terms and conditions that are substantially similar to those that would be available on an arm's-length basis with third parties.

              (iv) Borrower has not incurred and will not incur any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation) other than the Indebtedness described in Section 6.1(h) of the Mortgage Loan Agreement.

              (v) Borrower has not made and will not make any loans or advances to any other Person (including any Affiliate or constituent party or any Affiliate of any constituent party).

              (vi) Borrower is and will remain solvent and it will pay its debts and liabilities (including employment and overhead expenses) from its assets as the same shall become due.

              (vii) Borrower has done or caused to be done and will do all things necessary to observe limited liability company formalities, and preserve its existence, and it will not, nor will it permit or suffer any constituent party to amend, modify or otherwise change its articles of organization, operating agreement or other organizational documents or those of such constituent party in a manner which would adversely affect its existence as a Special Purpose Entity.

              (viii) Borrower will maintain books and records and bank accounts separate from those of its Affiliates and any constituent party.

              (ix) Borrower will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any of its Affiliates, any of its constituent parties or any Affiliate of any constituent party), shall conduct business in its own name and shall maintain and utilize separate stationery, invoices and checks.

              (x) Borrower will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

              (xi) Neither Borrower nor any constituent party will seek its dissolution or winding up, in whole or in part.

              (xii) Borrower will not commingle its funds and other assets with those of any Affiliate or constituent party or any Affiliate of any constituent party or any other Person, provided that the foregoing shall not supersede any applicable provision of the Cash Management Procedures.

              (xiii) Borrower has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or constituent party or any Affiliate of any constituent party or any other Person.

              (xiv) Borrower has not held and will not hold itself out to be responsible for the debts or obligations of any other Person except pursuant to the terms hereof.

              (xv) Borrower has no liabilities, contingent or otherwise, other than those normal and incidental to the ownership of the Property Owner and Indebtedness permitted under Section 6.1(h) of the Mortgage Loan Agreement.

          Section 4.2  Survival of Representations.  Borrower hereby agrees that
                       ---------------------------
all of the representations and warranties of Borrower set forth in Section 4.1(a) through (s) hereof and elsewhere in this Credit Agreement and in the other Loan Documents shall survive for so long as any amount remains owing to the Lenders or the Agent under this Credit Agreement or any of the other Loan Documents by Borrower, provided that the representations and warranties set forth in Section 4.1(a) through (s) have been made as of the Closing Date and are not continuing covenants. Borrower acknowledges and agrees that all representations, warranties, covenants and agreements made in this Credit Agreement or in the other Loan Documents by Borrower are a material inducement to the making of the Loan hereunder by the Agent and the Lenders.

                                   ARTICLE V

                       AFFIRMATIVE COVENANTS OF BORROWER
                       ---------------------------------

          Section 5.1  Information Covenants.
                       ---------------------

          (a) Borrower will furnish, or cause to be furnished, to the Agent on behalf of the Lenders, each of the financial statements, reports, and other information required under Section 5.1(j) of the Mortgage Loan Agreement, within the same time frames set forth therein (regardless whether the Property Owner shall obtain a waiver or amendment in respect of such requirements). In addition, at the time of delivery of the annual financial statements required to be delivered under said Section 5.1(j), Borrower shall deliver an Officer's Certificate on behalf of Borrower, certifying as of the date thereof whether an Event of Default exists, and specifying the nature and extent thereof and what action Borrower proposes to take with respect thereto. Promptly upon receipt thereof, Borrower shall also furnish Lender with if requested by Agent on behalf of the Lenders, a copy of Borrower's federal tax return. With reasonable promptness upon any such request, Borrower shall furnish such other information regarding the business, properties or financial condition of Borrower or the Property Owner as the Agent may reasonably request.

          (b)  Notice of Default or Litigation.  Promptly (but in any event
               -------------------------------
within five (5) Business Days) upon Borrower obtaining knowledge thereof, Borrower will give written notice to the Agent on behalf of the Lenders, of the occurrence of any of the following with respect to Borrower or the Property
Owner:

               (i)   the occurrence of a Default or an Event of Default,

               (ii) the commencement of any litigation, arbitral or governmental proceeding against Borrower or the Property Owner in respect of environmental matters in which damages are sought or environmental remediation demanded which exceeds $100,000 in any instance or $250,000 in the aggregate or which would might otherwise have a Material Adverse Effect, or the receipt of notice of potential liability or responsibility for any violation, or alleged violation, of any environmental law the violation of which could give rise to a material liability of, or a Material Adverse Effect,

               (iii) the commencement of any litigation, arbitral or governmental proceeding against Borrower or the Property Owner in which damages are sought or demanded which exceeds $250,000 in any instance or $500,000 in the aggregate (except to the extent that the related claim is insured and the insurer has not disclaimed coverage) or which might otherwise have a Material Adverse Effect,

               (iv) any levy of an attachment, execution or other process against Borrower or the Property Owner's assets with respect to a judgment, claim or other liability that exceeds $100,000 in any instance or $250,000 in the aggregate,

               (v) with respect to Borrower or the Property Owner, the occurrence of an "Event of Default" (after applicable notice and cure periods) by reason of an event of default under any other agreement for borrowed money,

               (vi) any development in Borrower or the Property Owner's respective businesses or affairs which has resulted in, or which Borrower reasonably believes may result in, a Material Adverse Effect, or

               (vii) the casualty or condemnation of any property owned by it or the Property Owner (including the Mortgaged Property) involving or reasonably likely to involve Proceeds of $500,000 or more.

          Section 5.2  Preservation of Existence and Franchises.  Borrower will
                       ----------------------------------------
do or cause to be done all things necessary to preserve and keep in full force and effect its and the Property Owner's existence, rights, franchises and authority.

          Section 5.3  Books, Records and Inspections.  Each of Borrower and the
                       ------------------------------
Property Owner will keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP applied on a consistent basis. Borrower will permit, on reasonable notice and during reasonable hours, officers or designated representatives of the Agent to visit and inspect its books of account and records and any of its properties or assets (in whomever's possession), including the Mortgaged Property, and to discuss the affairs, finances and accounts of Borrower and the Property Owner with, and be advised as to the same by, their respective officers, directors, partners and independent accountants; provided that, unless an Event of Default shall have occurred and be continuing, (i) Agent shall make reasonable efforts to coordinate any such inspections annually among all such inspections that may be requested by Agent, the Lenders and the Mortgage Lender (or the Servicer),
(ii) such visits, inspection and discussions shall be on not less than ten (10) Business Days' notice from any Lender or Agent to Borrower and (iii) Borrower shall have the right to have its representative accompany such inspecting party.

          Section 5.4  Compliance with Law.  Borrower will comply, and will not
                       -------------------
consent to or seek, and will not fail to exercise any of its rights as an equity holder, if any, to prevent, any action which would cause the Property Owner not to comply, in all material respects with all applicable laws, rules, regulations and orders of, and all applicable restrictions imposed by all applicable governmental bodies, foreign or domestic, or authorities and agencies thereof (including quasi governmental authorities and agencies), in respect of the conduct of its businesses and the ownership of its respective properties (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls).

          Section 5.5  Insurance.  Borrower will at all times maintain in full
                       ---------
force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice and will not consent to or seek, and will not fail to exercise any of its rights as an equity holder, if any, to prevent, any action which would cause the Property Owner not to at all times maintain insurance in such amounts and as otherwise required by the terms of the Mortgage Loan Agreement. Borrower shall deliver to Agent (i) concurrently with any material change in any insurance coverage required to be maintained by Borrower or the Property Owner (A) notification of such change and (B) certificates of insurance evidencing compliance of such change with the insurance requirements set forth in this Section 5.5, and (ii) from time to time upon reasonable request by Agent, certificates of insurance evidencing compliance with the insurance requirements set forth in this Section 5.5.

          Section 5.6  Ownership of  Borrower; Permitted Reorganization.
                       ------------------------------------------------

          (a) Except as may be permitted under Section 5.6(c), as of the date hereof, and until the Loan shall have been repaid in full and all obligations of Borrower fulfilled and satisfied hereunder:

               (i) Borrower named herein shall at all times own 100 percent of the membership interests in the Property Owner;

               (ii) 100 percent of the membership interests in Borrower shall be owned by DSMLP; and

               (iii) the Property Owner shall at all times own the Mortgaged Property, subject only to Permitted Liens.

          (b) Except as may be permitted under Section 5.6(c), Borrower shall not consent to or seek, and will not fail to exercise any of its rights as an equity holder, if any, to prevent, any action which would cause or permit the transfer of the Mortgaged Property, except for a transfer where the Mortgaged Property is released from the lien of the Mortgage Loan upon the defeasance or prepayment of all of the principal amount of the Mortgage Loan, with all accrued interest thereon, together with the applicable Prepayment Premium.

          (c) The Mortgage Loan Agreement sets forth certain reorganizing transactions permitted thereunder in respect of the Property Owner and its owners and defined therein as "Permitted Reorganizations." In the event that a Permitted Reorganization is proposed, then, not less than thirty (30) days prior to its implementation, Borrower shall deliver or caused to be delivered to Agent on behalf of the Lenders a certificate of Borrower describing in reasonable detail the proposed transaction and stating that such transaction is permitted by this Credit Agreement and the other Loan Documents, together with any documents upon which such certificate is based. Such Permitted Reorganization shall be subject to the satisfaction of the following conditions and Borrower hereby agrees with Lender as follows:

               (i) Property Owner's ultimate transferee pursuant to the Permitted Reorganization shall directly own the Mortgaged Property (the "New Property Owner");
     -------------------

               (ii) any successor owner or owners of the New Property Owner shall become the new Borrower hereunder (the "New Borrower") and shall
                                                   ------------
     pledge, as the new Pledged Collateral, to Agent on behalf of the Lenders all of such New Borrower's interests in the New Property Owner;

               (iii) the New Borrower shall be a Special Purpose Entity which
     (a) abides by and is otherwise in compliance with the representations and covenants contained in this Credit Agreement (including Section 4.1(t) hereof) and the other Loan Documents and (b) assumes in writing (subject to the limitations on recourse set forth in the Credit Agreement) and agrees to comply with all the terms, covenants and conditions set forth in this Credit Agreement and the other Loan Documents pursuant to an assumption agreement in form and substance reasonably satisfactory to Agent on behalf of the Lenders and shall have delivered to Agent on behalf of the Lenders such other documents, instruments and deliveries as Agent on behalf of the Lenders may require in its reasonable discretion to confirm its security interests pursuant to the Loan Documents; and to effectuate the provisions of this Section 5.6(c), including a substitute Pledge, UCC-1 Financing Statements, stock certificate and stock powers (if any) and other evidence of ownership, as applicable, granting to Agent on behalf of the Lenders perfected security interests in the resulting New Borrower, such that Agent on behalf of the Lenders shall have first priority perfected security interests in the ownership interests in the New Borrower;

               (iv) Borrower shall pay all reasonable out-of-pocket expenses (including reasonable attorneys' fees and disbursements) incurred by Agent on behalf of the Lenders, or any Lender, in connection with transactions contemplated by this Section 5.6(c), regardless whether the same are effected;

               (v) Borrower shall deliver to Agent on behalf of the Lenders legal opinions of counsel to Borrower or the New Borrower selected by Borrower (unless reasonably disapproved by Agent on behalf of the Lenders), the substance of which is similar to the opinions delivered on the Closing Date (modified (but not in a manner adverse to Lenders) to reflect the consummation of the Permitted Reorganization), as well as such other opinions as the Agent on behalf of the Lenders may reasonably require, which may be based on customary and reasonable assumptions and representations and warranties of Borrowers or the New Borrower, in form and substance reasonably acceptable to Agent on behalf of the Lenders, confirming, among other things, that the New Borrower's assets will not be substantively consolidated with the assets of certain owners or controlling Persons (as Agent may designate) of the New Borrower in a bankruptcy or similar proceeding;

               (vi) there shall be no Material Adverse Effect as a result of the transactions contemplated by this Section 5.6(c); and

               (vii) no Event of Default shall have occurred and be continuing or will occur as a result of transactions contemplated by this Section 5.6(c).

          Section 5.7  Plan Assets, Etc.  Borrower will do, or cause to be done,
                       -----------------
all things necessary to ensure that it will not be deemed to hold Plan Assets at any time, and Borrower will not consent to or seek, and will not fail to exercise any of its rights as an equity holder, if any, to prevent, any action which would cause the Property Owner to be deemed to hold Plan Assets at any time.

           Section 5.8  Further Assurances.  Borrower shall at its sole cost and
                        ------------------
expense:

              (i) execute and deliver to Agent on behalf of Lenders such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the Lien of Agent on behalf of Lenders and the first priority perfection thereof at any time securing or intended to secure the obligations of Borrower under the Loan Documents, as Agent on behalf of the Lenders may reasonably require; and

              (ii) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Credit Agreement and the other Loan Documents, as Agent on behalf of the Lenders shall reasonably require from time to time.

          Section 5.9  Annual Plan and Budget.  Borrower shall furnish or cause
                       ----------------------
to be furnished to the Agent the annual "Operating Budget" and any other items to be submitted to the Mortgage Lender under Section 5.1(q) of the Mortgage Loan Agreement (which budget and plan shall also address, in a manner mindful of the Special Purpose requirements imposed on Borrower and the Property Owner, Borrower's administrative expenses), at the times provided for therein. The Agent shall have hereunder the same approval rights with respect to such plan and budgets as are provided to the Mortgage Lender under the Mortgage Loan Agreement, and Borrower shall implement through the Property Owner any disapprovals by the Agent.

          In addition to the foregoing, Borrower shall submit to Agent, for Agent's approval (which approval shall not be unreasonably withheld or delayed), a proposed annual budget of administrative expenses (which may include reasonable allocations of internal costs of Borrower's affiliates) of Borrower and DSMLP. Such budget shall be approved or disapproved by Lender within ten
(10) Business Days after Borrower's submission thereof. Upon approval of such budget, provided no Event of Default shall exist and be continuing, the disbursements to be made on each Payment Date under the Cash Management Procedures in respect of such administrative expenses for each of Borrower and DSMLP shall equal one-twelfth (1/12th) of the approved amount for each such Person; if an Event of Default shall have occurred and be continuing, then the amount that would otherwise be payable to Borrower hereunder may be applied to any amounts due and payable hereunder or in respect of the Loan or held as additional security for Borrower's obligations.

          Section 5.10 Reserved.
                       --------

          Section 5.11  Covenants of Borrower Regarding the Mortgage Loan.
                        -------------------------------------------------
Borrower shall not amend or modify the Mortgage Loan or consent to or seek, and Borrower will not fail to exercise any of its rights as an equity holder, if any, to prevent, any action which would permit (by agreement on the part of the Property Owner or any other Person, by operation of law or otherwise), the amendment or modification of the Mortgage Loan, in any manner that would have a Material Adverse Effect (but subject to the obligations of the Property Owner under the Mortgage Loan Cooperation Agreement (and the Agent shall consent to any matter the Property Owner is required to consent to thereunder), and any such amendment or modification shall be ineffective as against the Agent and the Lenders, and shall constitute an Event of Default hereunder unless Agent consents thereto in its sole discretion (and in interpreting this Credit Agreement, no amendment, modification or termination of the Mortgage Loan Documents r any portion thereof not consented to by Lender shall be disregarded). In the event the Mortgage Loan shall at any time be repaid, or the lien securing the Mortgage Loan at any time be released, then unless and until the Loan shall have been repaid in full and all obligations of Borrower to the Agent and the Lenders satisfied hereunder and under the other Loan Documents, then Borrower shall nevertheless comply or cause the Property Owner to comply with each of the terms and provisions of the Mortgage Loan Documents (other than the payment of principal, interest and premium) and the Mortgage Loan Documents shall nevertheless be deemed to remain in full force and effect as between Borrower and the Agent on behalf of the Lenders. Borrower shall deliver to Agent on behalf of the Lenders copies of any and all modifications to the Mortgage Loan within five (5) Business Days after execution thereof. Without limiting the generality of the foregoing, but subject to the obligations of the Property Owner under the Mortgage Loan Cooperation Agreement (and the Agent shall consent to any matter the Property Owner is required to consent to thereunder) any increase in the principal amount, interest rate, monthly debt service payments, fees or other amounts payable, or to be reserved or escrowed, under or with respect to the Mortgage Loan Documents, any change in the maturity date of the Mortgage Loan, cash management procedures, or the provisions permitting a release of the Mortgaged Property, in whole or in part, shall be prohibited pursuant to this paragraph.

          Section 5.12 Costs of Enforcement.  In the event (i) that this Credit
                       --------------------
Agreement is put into the hands of any attorney for collection, suit or action as against Borrower, (ii) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower or any of its Subsidiaries or an assignment by Borrower or any of its Subsidiaries for the benefit of its creditors, or (iii) Agent on behalf of the Lenders shall attempt to remedy any Event of Default hereunder or incur any expense with respect to any Event of Default (whether or not involving collection efforts), Borrower, its successors or assigns, shall be chargeable with and agrees to pay all reasonable costs incurred by Agent or the Lenders as a result thereof, including costs of collection and defense, including reasonable attorney's fees (and experts', consultants' and witnesses' fees) in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, which shall be due and payable together with all required service or use taxes.

          Section 5.13 Estoppel Statement.  After written request by Agent,
                       ------------------
Borrower shall within fifteen (15) days furnish Agent on behalf of the Lenders with a statement, duly acknowledged and certified, setting forth (i) the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the date installments of interest and/or principal were last paid,
(iv) any offsets or defenses known to Borrower to the payment of the Debt, (v) that the Note, this Credit Agreement, the Pledge and the other Loan Documents have not been modified or if modified, giving particulars of such modification, (vi) each of the above matters with respect to the Mortgage Loan and the Mortgage Loan Documents, and (vii) such other matters as Agent may reasonably request. At Agent's request, Borrower shall cause the Property Owner to obtain an estoppel certificate from the Mortgage Lender, addressed to Agent on behalf of the Lenders, pursuant to the provisions of the Mortgage Loan Agreement, requesting confirmation of the matters described in Section 13.17 thereof, as well as such other matters as Agent may reasonably request in respect of the Mortgage Loan and the Mortgage Loan Documents.

                                  ARTICLE VI

                              NEGATIVE COVENANTS
                              ------------------

          Borrower hereby covenants and agrees for itself that, without prior written consent of the Required Lenders:

          Section 6.1  Indebtedness.  Borrower will not, and will not consent to
                       ------------
or seek, and will not fail to exercise any of its rights as an equity holder, if any, to prevent, any action which would cause the Property Owner to, contract, create, incur, assume or permit to exist any Indebtedness or Liens, except Indebtedness and Permitted Liens expressly permitted under the Mortgage Loan Documents.

          Section 6.2  Liens.  Borrower shall not, and, subject to the
                       -----
provisions of the Mortgage Loan Agreement, will not consent to or seek, and Borrower will not fail to exercise any of its rights as an equity holder, if any, to prevent, any action which would cause the Property Owner to, (i) contract, create, incur, assume or permit to exist any Lien (other than Permitted Liens) with respect to any of their respective properties or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, (ii) except as permitted in Section 6.1(j)(vi) of the Mortgage Loan Agreement relating to obsolete personalty, sell any of their respective properties or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to it) or (iii) assign any right to receive income.

          Section 6.3  Nature of Business.  Borrower will not, and will not
                       ------------------
consent to or seek, and will not fail to exercise any of its rights as an equity holder, if any, to prevent, any action which would cause the Property Owner to, alter the character or conduct of their respective businesses from that conducted as of the Closing Date which is and shall be, in the case of Borrower, limited to the ownership and management of the Property Owner and, in the case of the Property Owner, shall be limited to the ownership and management of the Mortgaged Property.

          Section 6.4  Consolidation, Merger, Sale or Purchase of Assets, Etc.
                       ------------------------------------------------------
Except as may be permitted under Section 5.6(c), (a) Borrower will not, and will not consent to or seek, and will not fail to exercise any of its rights as an equity holder, if any, to prevent, any action that would cause the Property Owner to, dissolve, liquidate, or wind up its affairs, and (b) Borrower shall not, and will not consent to or seek, and Borrower will not fail to exercise any of its rights as an equity holder, if any, to prevent, any action which would cause the Property Owner to, enter into any transaction of merger or consolidation, or sell or otherwise dispose (except for distributions not prohibited by this Credit Agreement or applicable law or the Mortgage Loan Agreement) of all or any part of Borrower's or the Property Owner's respective properties or assets or purchase, lease or otherwise acquire (in a single transaction or a series of related transactions) all or any part of the property or assets of any Person.

          Section 6.5  Advances, Investments and Loans.  Borrower shall not, and
                       -------------------------------
Borrower will not consent to or seek, and will not fail to exercise any of its rights as an equity holder, if any, to prevent, any action which would cause the Property Owner to, lend money or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to any Person, except that Borrower shall be permitted to invest capital in the Property Owner.

          Section 6.6  Transactions with Affiliates.  Borrower shall not, and
                       ----------------------------
will not consent to or seek, and Borrower will not fail to exercise any of its rights as an equity holder, if any, to prevent, any action which would cause the Property Owner to, enter into any transaction or series of transactions with any partner, owner, employee or Affiliate other than on terms and conditions substantially as favorable to Borrower or the Property Owner, as the case may be, as would be obtainable by such party in a comparable arm's-length transaction with a Person other than an Affiliate.

          Section 6.7  Operating Lease Obligations.  Borrower shall not, and
                       ---------------------------
will not consent to or seek, and Borrower will not fail to exercise any of its rights as an equity holder, if any, to prevent, any action which would cause the Property Owner to, enter into, assume or permit to exist, any obligations for the payment of rent for any property (real, personal or mixed, tangible or intangible) under leases, subleases or similar arrangements as lessee other than such leases as constitute Permitted Liens and operating leases entered into in the ordinary course of business for assets incidental to the management and operation of the Mortgaged Property.

          Section 6.8  Sale and Leaseback.  Except as may be permitted under
                       ------------------
Section 5.6(c),Borrower shall not, and will not consent to or seek, and Borrower will not fail to exercise any of its rights as an equity holder, if any, to prevent, any action which would cause the Property Owner to, enter into any arrangement pursuant to which it will lease back, as lessee, any property (real, personal or mixed, tangible or intangible) previously owned by either of them and sold or otherwise transferred or disposed of, directly or indirectly, to the owner-lessor of such property.

          Section 6.9  Governing Documents.  Borrower shall not, and will not
                       -------------------
consent to or seek, and Borrower will not fail to exercise any of its rights as an equity holder, if any, to prevent, any action which would cause the Property Owner to, cause or permit any amendment, modification, supplement, waiver, revocation or termination of any provisions of its respective organizational instruments, or other governing document in a manner that would impair or limit such Person's status as a Special Purpose Entity or Borrower's ability to satisfy its obligations hereunder and under the other Loan Documents, including, specifically but without limitation, the obligations referred to in Section 6.3.

          Section 6.10 ERISA.  Borrower shall not, and will not consent to or
                       -----
seek, and Borrower will not fail to exercise any of its rights as an equity holder, if any, to prevent, any action which would cause the Property Owner to, establish any Plan.

          Section 6.11 Distributions.  Borrower shall not declare or make any
                       -------------
distribution of any property, cash or rights, or purchase, redeem or otherwise acquire for value any of its trust or other ownership interests now or hereafter outstanding, or advance funds to the holders of any of its trust or other ownership interests now or hereafter outstanding at any time after the occurrence and continuance of an Event of Default.

                                  ARTICLE VII

                                    DEFAULTS
                                    --------

          Section 7.1  Events of Default.  An Event of Default shall exist upon
                       -----------------
the occurrence of any of the following specified events (each an "Event of
                                                                  --------
Default"):
-------

               (a) if Borrower shall default in the payment when due of any principal or interest owing hereunder or under the Note (including any prepayment required hereunder);

               (b) if any representation or warranty made by Borrower herein or in any other Loan Document shall be false or misleading in a manner that has a Material Adverse Effect on or as of the date the representation or warranty was made for thirty (30) days after notice from the Agent; provided if such breach of representation or warranty is susceptible of cure but cannot reasonably be cured with such 30-day period and provided further that Borrower shall have commenced to cure such default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, such 30-day period shall be extended for an additional period of time as is reasonably necessary for Borrower in the exercise of due diligence to cure such breach, but the aggregate cure period under this subsection (c) shall not exceed one hundred and twenty
(120) days;

          (c) if Borrower or the Property Owner, or any general partner in Borrower or the Property Owner, shall make an assignment for the benefit of creditors, or if Borrower or the Property Owner shall generally not be paying its debts as they become due;

          (d) if a receiver, liquidator or trustee shall be appointed for Borrower or the Property Owner, or any general partner in Borrower or the Property Owner, or if Borrower or any general partner in Borrower or the Property Owner, shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced by, Borrower or the Property Owner, or any general partner in Borrower or the Property Owner, or if any proceeding for the dissolution or liquidation of Borrower or the Property Owner, or any general partner in Borrower or the Property Owner shall be instituted; provided,
                                                               --------
however, if such appointment, adjudication, petition or proceeding was
-------
involuntary and not consented to by Borrower or the Property Owner (or any such general partner), as applicable, upon the same not being discharged, stayed or dismissed within sixty (90) days;

          (e) if Borrower breaches any of its covenants contained in Section 5.6 or Section 5.7 hereof; or if Borrower takes any action that breaches in any material and adverse respect any of its negative covenants contained in Article VI hereof or any covenant contained in Section 4.1(t) hereof and, if the same is susceptible of cure, the same is not cured within thirty (30) days after written notice thereof from Lender; provided, that no such cure of a breach of any covenant contained in Section 4.1(t) hereof shall be effective unless Borrower causes to be delivered to an opinion as to non-consolidation in form and substance and from counsel satisfactory to Lender, which opinion takes into account such breach;

          (f) if an "Event of Default" as defined or described in any of the other Loan Documents occurs;

          (g) if Borrower's obligations under this Agreement or any other Loan Document, or any of the liens and rights in favor of Agent or Lender purported to be granted or created hereunder or under any of the Loan Documents, shall fail to be in full force and effect;

          (h) if Borrower shall continue to be in default under any of the other terms, covenants or conditions of this Credit Agreement or any other Loan Document not specified in any other subsection of this Section 7.1 for ten (10) days after notice to Borrower from the Agent, in the case of any Default which can be cured by the payment of a sum of money, or for thirty (30) days after notice to Borrower from the Agent in the case of any other Default; provided, however, that if such nonmonetary Default is susceptible of cure but cannot reasonably be cured within such 30-day period and provided further that Borrower shall have commenced to cure such default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, such 30-day period shall be extended for an additional period of time as is reasonably necessary for Borrower in the exercise of due diligence to cure such Default, such additional period not to exceed one hundred and twenty (120) days;

          (i) (i) if Borrower or the Property Owner shall (x) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any other Indebtedness of $1,000,000 or more in the aggregate, or (y) default in the observance or performance of any agreement or condition relating to any such Indebtedness in excess of $1,000,000 or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default, in the case of either (x) or (y), or other event or condition would permit the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause any such Indebtedness to become due prior to its stated maturity; or
(ii) if any Indebtedness in excess of $1,000,000 of Borrower or the Property Owner shall not be paid upon its scheduled maturity, shall be declared (or shall become) due and payable prior to the stated maturity thereof or shall be required to be prepaid other than by a regularly scheduled required prepayment prior to the stated maturity thereof;

          (j) if one or more final judgments or decrees shall be entered against Borrower or the Property Owner involving a liability for which the creditor has recourse against Borrower or the Property Owner of $250,000 or more in any instance, or $500,000 or more in the aggregate for all such judgments and decrees collectively (not paid or fully covered by insurance provided by a carrier who has acknowledged coverage) and any such judgments or decrees shall not have been vacated, discharged, paid or stayed or bonded pending appeal within the time permitted to appeal therefrom;

          (k) if there shall occur an "Event of Default" (as such term is defined in the Mortgage Loan Agreement) under the Mortgage Loan Agreement or any other Mortgage Loan Document;

          (l) if there shall be an attempt on the part of Borrower or any owner of any direct or indirect interest in Borrower to modify the terms of the payment direction letter provided for in Section 11.1 hereof, which attempt shall not have been cured within three (3) Business Days after notice thereof from Agent to Borrower; or

          (m) there shall occur a default on the part of Junior Lender under the Intercreditor Agreement, dated as of the date hereof, between Lender and the Junior Lender (the "Intercreditor Agreement"), and such default shall have not
                    -----------------------
been cured within ten (10) Business days after notice thereof from Lender, with a copy to Borrower.

          Section 7.2 Remedies. Upon the occurrence of an Event of Default, the
                      --------
Agent shall, upon the request and direction of the Required Lenders, by written notice to Borrower, take any of the following actions without prejudice to the rights of the Agent to enforce its claims against Borrower, except as may otherwise be specifically provided for herein:

          (a)  Acceleration of the Loan. Declare the unpaid principal of and any
               ------------------------
accrued interest in respect of the Loan and the Note to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower; provided, however, that, notwithstanding the foregoing, if an Event of Default
--------  -------
specified in Section 7.1(d) or (e) shall occur, then the Note and the Loan shall immediately become due and payable without the giving of any notice or other action by Agent or any Lender;

          (b)  Enforcement of Rights.  Enforce any and all Liens and security
               ---------------------
interests in favor of the Agent on behalf of the Lenders in respect of the Note and the Loan and any other amounts due, including, without limitation, all rights and interests created and existing under the Loan Documents and all rights of set-off;

          (c)  Remedies with Respect to the Pledged Collateral.  Exercise any of
               -----------------------------------------------
the following rights with respect to the Pledged Collateral:

               (i) foreclose upon all or any portion of the Pledged Collateral or otherwise enforce the security interest in favor of the Agent on behalf of the Lenders in any manner permitted by law or provided for in this Credit Agreement or in the Pledge;

               (ii) recover from Borrower all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by the Agent on behalf of the Lenders in exercising any right, power or remedy provided by this Credit Agreement, the Pledge or by law; and

               (iii) apply the proceeds of any exercise of remedies by Agent with respect to any Pledged Collateral pursuant to the foregoing provisions to payment of the following obligations, and Agent may account for the purchase price of any sale by crediting the sales price against: (A) first, the expenses of the liquidation, sale or collection, the costs of any action and any other costs or expenses for which Borrower is obligated; and
     (B) then, all other obligations of Borrower, including, without limitation, all amounts then due, owing and unpaid for, principal, interest and other amounts under this Credit Agreement in such order and proportions as the Lenders in their discretion may choose.

          (d)  Other Remedies.  Exercise any other right or remedy available to
               --------------
the Agent on behalf of the Lenders hereunder, under applicable law or in equity.


                                  ARTICLE VII

                                   RESERVED
                                   --------


                                  ARTICLE IX

                               AGENCY DECISIONS
                               ----------------

As between Agent and the Lenders, the following provisions of this Article IX is agreed and acknowledged:

          Section 9.1  Appointment and Authorization.  Each Lender hereby
                       -----------------------------
irrevocably appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Credit Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Credit Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto; provided that, subject to the terms of Sections 9.10 and 9.11, it shall at all times remain within the authority of the Lenders and the Agent to agree as among themselves to modify this Credit Agreement so as to expand or restrict the powers, authority and duties of the Agent from those set forth herein. Notwithstanding any provision to the contrary contained elsewhere in this Credit Agreement or in any other Loan Document, Agent shall not have any duties or responsibilities except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any other Loan Document or otherwise exist on the part of Agent.

          Section 9.2  Delegation of Duties.  Agent may execute any of its
                       --------------------
duties under this Credit Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible to the Lenders for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care, but the foregoing shall not waive any claims Borrower may have in respect thereof.

          Section 9.3  Liability of Agent.  Agent, its respective Affiliates, or
                       ------------------
their respective officers, directors, employees, agents, or attorneys-in-fact (all of the foregoing being collectively referred to as the "Agent-Related
                                                             -------------
Persons") shall not (a) be liable for any action taken or omitted to be taken by
-------
any of them under or in connection with this Credit Agreement or any other Loan Document (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by Borrower or any Subsidiary or any Affiliate of any such Person, or any officer thereof, contained in this Credit Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Credit Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Credit Agreement, any other Loan Document, or for any failure of Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Credit Agreement or any other Loan Document, or to inspect the properties, books or records of Borrower or any Subsidiary or Affiliates thereof. The Agent agrees to promptly furnish to each Lender copies of all financial statements and other certificates, reports, papers, documents or notices received by it hereunder in its capacity as Agent.

          Section 9.4  Reliance by Agent.
                       -----------------

          (a) Generally.  Agent shall be entitled to rely, and shall be fully
              ---------
protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, telecopy, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

          (b) Conditions Precedent.  No Person that is not a Lender as of the
              --------------------
Closing Date shall have any right to rely on Agent's determination as to satisfaction of the conditions specified in Section 3.1 as a condition to the Closing of the Loan. As to any Person that is a Lender as of the Closing Date, for purposes of determining compliance with the conditions specified in Section 3.1, each such Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the initial borrowing specifying its objection thereto and either such objection shall not have been withdrawn by notice to the Agent to that effect or such Lender shall not have made available to the Agent the Lender's ratable portion of such borrowing.

          Section 9.5  Notice of Default.  The Agent shall not be deemed to have
                       -----------------
knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or Borrower referring to this Credit Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Required Lenders in accordance with Article VII and Section 10.24, provided, however, unless and until the Agent shall have received any such request, it may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

          Section 9.6  Credit Decision.  Each Lender expressly acknowledges that
                       ---------------
none of the Agent-Related Persons has made any representation or warranty to such Lender and that no act by the Agent hereinafter taken, including any review of the affairs of Borrower, any asset manager, or any Subsidiary or Affiliate thereof, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that such Lender has, independently and without reliance upon the Agent and based on such documents and information as such Lender has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, properties, financial and other condition and creditworthiness of Borrower and all applicable bank regulatory laws relating to the transactions contemplated thereby, and made its own decision to enter into this Credit Agreement and extend credit to Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon the

Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, properties, financial and other condition and creditworthiness of Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, properties, financial and other condition or creditworthiness of Borrower, any asset manager or any Subsidiary or Affiliate thereof which may come into the possession of any of the Agent-Related Persons.

          Section 9.7  Indemnification.  The Lenders shall indemnify the Agent-
                       ---------------
Related Persons (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of Borrower to do so) ratably from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expense and disbursements of any kind whatsoever which may at any time (including at any time following the repayment of the Loan) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Credit Agreement, any other Loan Document or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing; provided, however, no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand (to the extent the Agent is not reimbursed by Borrower) for its ratable share of any costs or out-of-pocket expenses (including attorneys' fees and expenses, including the allocated fees of in-house counsel) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Credit Agreement, any other Loan Document, or any document contemplated by or referred to herein to the extent that the Agent is not reimbursed for such expenses by or on behalf of Borrower. Without limiting the generality of the foregoing, if the Internal Revenue Service or any authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs, expenses and attorneys' fees (including allocated costs for in-house legal services). The obligation of the Lenders in this Section shall survive the payment and satisfaction of all of Borrower' obligations hereunder and under the Loan Documents.

          Section 9.8  Agent in Individual Capacity.  GSMC (and any other Lender
                       ----------------------------
that may hereafter serve as Agent) and each of their respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory or other business with, Borrower, any asset manager and their respective Subsidiaries and Affiliates as though GSMC (or any other such Lender) were not the agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that pursuant to such activities, GSMC or its Affiliates may receive information regarding Borrower and their respective Subsidiaries and Affiliates (including information that may be subject to confidentiality obligations in favor of Borrower and such Subsidiaries and Affiliates), and that GSMC may be deemed to be an Affiliate of Borrower and their respective Subsidiaries and Affiliates, and acknowledge that GSMC and its Affiliates shall be under no obligation to provide such information to the Lenders. With respect to its interest in the Loan, GSMC (and any other Lender that may hereafter serve as Agent) shall have the same rights and powers under this Credit Agreement as any other Lender and may exercise the same as though each of them were not an agent, and the terms "Lender" and "Lenders" shall include GSMC (and any other Lender that may hereafter serve as Agent), in its individual capacity.

          Section 9.9  Successor Agents.  The Agent may resign as Agent at any
                       ----------------
time during the Term. If the Agent shall resign under this Credit Agreement, the Required Lenders shall appoint from among the Lenders a successor Agent. If no successor Agent is appointed prior to the effective date of the resignation of the retiring Agent, the retiring Agent shall appoint, after consulting with the Lenders, a successor Agent, provided such successor is a Lender hereunder or is
                            --------
a commercial bank and has a combined capital and surplus of at least $500,000,000. Upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers and duties of the retiring Agent, and the term "Agent" shall mean such successor Agent, and the retiring Agent's rights, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article IX and the last sentence of Section 10.24 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Credit Agreement. If no successor Agent has accepted appointment as Agent by the effective date of a retiring Agent's resignation, the retiring Agent's resignation shall nevertheless be effective and the Lender holding the greatest principal amount of Notes shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor Agent as provided for above.

          Section 9.10 One Agent. Notwithstanding anything herein that may be
                       ---------
construed to the contrary, unless otherwise agreed to by Borrower, in its discretion, there shall only be one Agent at any time.

          Section 9.11 Required Lenders.  Notwithstanding anything herein that
                       ----------------
may be construed to the contrary, unless otherwise agreed to by Borrower, in its discretion, the "50%" figure set forth in the definition of "Required Lenders" shall not be increased.

          Section 9.12 One Voice. Notwithstanding anything herein that may be
                       ---------
construed to the contrary, in the enforcement of this Agreement, the Lenders shall act only through the Agent.

          Section 9.13 Certain Agreements with Respect to Transfers.  The  Agent
                       --------------------------------------------
and Lender have entered into an agreement of even date herewith with the Property Owner and the Senior Lender regarding permitted transferees of interests in the Loan and permitted successor Agents, which agreement shall be binding in accordance with its terms on Agent and Lenders, provided that in no event shall Agent or Lender be required to obtain the agreement of Borrower for any termination, cancellation, modification or amendment of such agreement, or any waiver thereof, in whole or in part.

                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

          Section 10.1 Survival.  This Credit Agreement and all covenants,
                       --------
agreements, indemnities, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by the Lenders of the Loan and the execution and delivery to the Lenders of the Note, and shall continue in full force and effect so long as all or any of the Debt is outstanding and unpaid. Whenever in this Credit Agreement any Person is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such Person (provided that the foregoing shall not be deemed to permit any transfer of any ownership interest that is otherwise prohibited hereunder). All covenants, promises and agreements in this Credit Agreement contained, by or on behalf of Borrower, shall inure to the benefit of the successors and assigns of Agent and the Lenders.

           Section 10.2 Governing Law; Consent to Jurisdiction.
                        --------------------------------------

          (a) THIS CREDIT AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY THE AGENT AND THE LENDERS AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE DELIVERED PURSUANT HERETO WERE DIS BURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS CREDIT AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER AND AGENT HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS CREDIT AGREEMENT, THE NOTE AND ANY OTHER LOAN DOCUMENT AND THIS CREDIT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO (S) 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

          (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST AGENT OR ANY LENDER, OR BORROWER ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, PURSUANT TO (S) 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER AND LENDER EACH WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING AND HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT CORPORATION SERVICE COMPANY, WITH OFFICES AT 80 STATE STREET, ALBANY, NEW YORK 12207-2543, OR AT SUCH OTHER OFFICE IN NEW YORK, NEW YORK, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT

SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE OF BORROWER, MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO THE AGENT ON BEHALF OF THE LENDERS OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

          (c) Borrower and the Lenders each hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Loan Document brought in the courts referred to in subsection (b) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          Section 10.3 Modification, Waiver in Writing.  No modification,
                       -------------------------------
amendment, extension, discharge, termination or waiver of any provision of this Credit Agreement, the Note or any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

          Section 10.4 Delay Not a Waiver.  Neither any failure nor any delay on
                       ------------------
the part of Agent or any Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Credit Agreement, the Note or any other Loan Document, Agent shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this

Credit Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

          Section 10.5 Notices.  All notices, consents, approvals and requests
                       -------
required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by
(a) certified or registered United States mail, postage prepaid, (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) by facsimile (with telephonic confirmation) addressed as follows (or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

          If to Agent:

               Goldman Sachs Mortgage Company
               85 Broad Street
               New York, New York 10004
               Attention: Peter Briger, Jr.
               Fax: (212) 902-9900

          With a copy to:

               Goldman Sachs Mortgage Company
               85 Broad Street
               New York, New York 10004
               Attention:  Legal Department
               Fax: (212) 902-9900

          and a copy to:

               Main Street Mortgage
               100 Second Avenue South
               Suite 200 North
               St. Petersburg, Florida 33701
               Attention: Debora Brown
               Fax: (813) 825-3821
          and a copy to:

               Sullivan & Cromwell
               125 Broad Street
               New York, New York 10004
               Attention: Arthur S. Adler
               Fax: (212) 558-3588

          If to Borrower:

               c/o Host Marriott Corporation
               10400 Fernwood Road, Dept. 923
               Bethesda, Maryland  20817-1109
               Attention: Assistant General Counsel, Asset Management
               Fax: (301) 380-6332

          and:

               c/o Host Marriott Corporation
               10400 Fernwood Road, Dept. 908
               Bethesda, Maryland  20817-1109
               Attention: Director, Asset Management Department
               Fax: (301) 380-8260

          A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day; or in the case of facsimile, upon receipt with telephonic confirmation thereof.

          Section 10.  Trial by Jury.  EACH PARTY HERETO HEREBY AGREES NOT TO
                       -------------
ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH PARTY HERETO, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY HERETO IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH PARTY HERETO.

          Section 10.7  Headings.  The Article and/or Section headings and the
                        --------
Table of Contents in this Credit Agreement are included herein for convenience of reference only and shall not constitute a part of this Credit Agreement for any other purpose.

          Section 10.8  Severability.  Wherever possible, each provision of this
                        ------------
Credit Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Credit Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Credit Agreement.

          Section 10.9  Preferences.  Except as explicitly provided in the Cash
                        -----------
Management Procedures or herein, the Lenders shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to the Agent on behalf of the Lenders, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by the Agent on behalf of the Lenders.

          Section 10.10 Waiver of Notice.  Borrower shall not be entitled to any
                        ----------------
notices of any nature whatsoever from Agent or any Lender except with respect to matters for which this Credit Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Agent or any Lender to Borrower and except with respect to matters for which Borrower are not, pursuant to applicable law, permitted to waive the giving of notice.

          Section 10.11 Remedies of Borrower.  In the event that a claim or
                        --------------------
adjudication is made that the Agent or any Lender have acted unreasonably or unreason ably delayed acting in any case where by law or under this Credit Agreement or the other Loan Documents, Agent or such Lender, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Agent nor any Lender, nor their respective agents, shall be liable for any monetary damages, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment, except in any case where it is determined that Agent has acted with willful misconduct or in bad faith. The parties hereto agree that any action or proceeding to determine whether Borrower has acted reasonably shall be determined by an action seeking declaratory judgment.

           Section 10.12 Expenses; Indemnity.
                         -------------------

          (a) Borrower covenants and agrees to reimburse Agent upon receipt of written notice from Agent for all (i) Loan Expenses; (ii) any and all present and future stamp and other similar taxes, and any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to the Agent or the Lenders) to pay such taxes; and (iii) costs and expenses (including reasonable attorneys' fees and disbursements) incurred by or on behalf of the Agent and/or the Lenders in connection with (A) Borrower's ongoing performance of and compliance with Borrower's agreements and covenants contained in this Credit Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date; (B) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Credit Agreement and the other Loan Documents and any other documents or matters requested by the Agent on behalf of the Lenders; (C) filing and recording fees and expenses and reasonable fees and expenses of counsel for providing to the Agent on behalf of the Lenders all required legal opinions, and other similar expenses incurred in creating and perfecting the liens in favor of Agent on behalf of the Lenders pursuant to the Pledge, this Credit Agreement and the other Loan Documents; (D) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, the Pledged Collateral, the Property Owner, this Credit Agreement, the other Loan Documents, the Mortgaged Property, or any other security given for the Loan; and (E) enforcing any obligations of or collecting any payments due from Borrower under this Credit Agreement, the other Loan Documents or with respect to the Mortgaged Property or in connection with any refinancing or restructuring of the credit arrangements provided under this Credit Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings, provided Borrower shall not be liable for the payment of the foregoing to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender.

          (b) Borrower shall indemnify and hold harmless Agent and each Lender, and their respective owners, partners, directors, employees, representatives and agents, from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Agent or such Lender in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not Agent or any Lender shall be designated a party thereto), that may be imposed on, incurred by, or asserted against Agent or any Lender in any manner relating to or arising out of the Loan, this Credit Agreement or the other Loan Documents, including any of the same arising out of, or in any way related to, or by reason of, any investigation, litigation or proceeding (whether or not the Agent or any Lender is a party thereto) related to the entering into and/or performance of any Loan

Document, including the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding, provided Borrower shall not be liable for the payment of the foregoing to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender.

          Section 10.13 Exhibits and Schedules Incorporated.  The Exhibits and
                        -----------------------------------
Schedules annexed hereto are hereby incorporated herein as a part of this Credit Agreement with the same effect as if set forth in the body hereof.

          Section 10.14 Offsets, Counterclaims and Defenses.  Any assignee of a
                        -----------------------------------
Lender's interest in and to this Credit Agreement, the Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

          Section 10.15 No Joint Venture or Partnership.  The parties hereto
                        -------------------------------
intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between or among the parties hereto nor to grant Agent or any Lender any interest other than that of lender secured pursuant to the terms of the Loan Documents.

          Section 10.16 Waiver of Marshaling of Assets.  To the fullest extent
                        ------------------------------
Borrower may legally do so, Borrower waives all rights to a marshaling of the assets of such Person, its partners, if any, and others with interests in such Person, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any laws pertaining to the marshaling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lenders or the Agent on behalf of the Lenders under the Loan Documents to a sale of the Pledged Collateral for the collection of the Debt without any prior or different resort for collection, of the right of Lenders to the payment of the Debt out of the net proceeds of the Pledged Collateral or any interest therein in preference to every other claimant whatsoever. In addition, Borrower for itself and its successors and assigns, waives in the event of foreclosure of any or all of the Liens, any equitable right otherwise available to Borrower which would require the separate sale of the Pledged Collateral or require Agent or the Lenders to exhaust its remedies against any part of the Pledged Collateral before proceeding against any other part or parts thereof; and further in the event of such foreclosure Borrower does hereby expressly consent to and authorize, at the option of the Agent on behalf of the Lenders, the foreclosure and sale either separately or together of any or all of the Pledged Collateral.

          Section 10.17 Waiver of Counterclaim. Borrower hereby waives the right
                        ----------------------
to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Agent or any Lender, or their respective agents.

          Section 10.18 Construction of Documents.  The parties hereto
                        -------------------------
acknowledge that they were represented by counsel in connection with the negotiation and drafting of this Credit Agreement and the Loan Documents and that the same shall not be subject to the principle of construing their meaning against the party which drafted same.

          Section 10.19  Brokers and Financial Advisors.  (a)  Borrower hereby
                         ------------------------------
represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Credit Agreement. Borrower hereby indemnifies Agent and each Lender and each of their Subsidiaries and Affiliates and holds them harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of Borrower in connection with the transactions contemplated herein. The provisions of this Section shall survive the expiration and termination of this Credit Agreement and the repayment of the Debt.

          (b) GSMC hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Credit Agreement other than Goldman, Sachs & Co. GSMC hereby indemnifies Borrower and their respective Subsidiaries and Affiliates and holds them harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person (including without limitation Goldman, Sachs & Co.) that such Person acted on behalf of GSMC in connection with the transactions contemplated herein. The provisions of this Section shall survive the expiration and termination of this Credit Agreement and the repayment of the Debt.

          Section 10.20 No Third Party Beneficiaries.  This Credit Agreement and
                        ----------------------------
the other Loan Documents are solely for the benefit of the Agent, Lenders and Borrower, and nothing contained in this Credit Agreement or the other Loan Documents shall be deemed to confer upon anyone other than such Persons any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of the Lenders to make the Loan hereunder are imposed solely and exclusively for the benefit of the Lenders, and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that the holder of the Loan will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Agent or any Lender if, in Agent's sole discretion, Agent deems it advisable or desirable to do so. The preceding sentence is subject, as between the Agent and the Lenders, to the further limitations expressed in Section 9.4(b).

          Section 10.21 Prior Agreements.  This Credit Agreement and the other
                        ----------------
Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, between Borrower and the Lenders, in each case with respect to the subject matter hereof, are superseded by the terms of this Credit Agreement and the other Loan Documents.

          Section 10.22 Counterparts.  This Credit Agreement may be executed in
                        ------------
any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart.

          Section 10.23 Right of Set-Off. In addition to any rights now or
                        ----------------
hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, the Lenders are authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by a Lender (including, without limitation, branches, agencies or Affiliates of a Lender wherever located) to or for the credit or the account of Borrower (to the extent such credit or account is for the benefit of Borrower), against the obligations and liabilities of Borrower to the Lenders hereunder, under the Note, the other Loan Documents or otherwise, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto.

          Section 10.24 Amendments, Waivers and Consents.  Neither this Credit
                        --------------------------------
Agreement nor any other Loan Document nor any of the terms hereof or thereof may be materially amended, changed, waived, discharged or terminated, nor shall any consent or approval be deemed granted hereunder, unless such amendment, change, waiver, discharge, termination, consent or approval is in writing signed by the Required Lenders and the Agent; provided, that no such amendment, change,
                                --------
waiver, discharge, termination, consent or approval shall, without the consent of each Lender, (i) extend the scheduled maturity (including the final maturity) of the Loan, reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or fees hereunder or reduce the principal amount thereof, or increase the Total Commitment of the Lenders over the amount thereof in effect, (ii) amend or modify any provision of this Section or Section 2.6, 2.7, 7.1 or 10.25, (iii) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders, subject also to Borrower's rights under Section 9.11, or (iv) subject to Section 5.6(c), consent to the assignment or transfer by Borrower of any of their rights and obligations under (or in respect of) this Credit Agreement (except to the extent permitted hereunder). No provision of Article IX may be amended without the consent of the Agent.

          Section 10.25 Benefit of Agreement.
                        --------------------

          (a)  Generally.  This Credit Agreement shall be binding upon and inure
               ---------
to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that except as permitted under Section 5.6(b) hereof, Borrower may not assign and transfer any of its interests without prior written consent of the Agent on behalf of the Lenders (which consent may be withheld in the Agent's and/or Lenders' sole discretion).

          (b)  Assignments.  Subject to obtaining the prior consent of the
               -----------
Agent, not to be unreasonably withheld, each Lender may assign all or a portion of its rights and obligations hereunder. Borrower agrees that upon effectiveness of any such assignment and surrender of the Note of which it has received written notice it will promptly provide to the assigning Lender and to the assignee separate promissory notes in the amount of their respective interests substantially in the form of the Note (but, if applicable, with notation thereon that it is given in substitution for and replacement of the original Note or any replacement notes thereof). A Lender assigning an interest in the Loan shall give Borrower reasonably prompt notice thereof following such assignment.

          (c) Participations.  Subject to obtaining the prior consent of the
              --------------
Agent, not to be unreasonably withheld, each Lender may sell, transfer, agent or assign participations in all or any part of such Lender's interests and obligations hereunder; provided that such selling Lender shall remain a "Lender" for all purposes under this Credit Agreement and the participant shall not constitute a Lender hereunder. In the case of any such participation, the participant shall not have any rights under this Credit Agreement or the other Loan Documents (the participant having rights against the selling Lender in respect of such participation to be those set forth in the participation agreement with such Lender creating such participation) and all amounts payable by Borrower hereunder shall be determined as if such Lender had not sold such participation. A

Lender conveying a participation interest in the Loan shall give Borrower reasonably prompt notice thereof following such conveyance.

          Section 10.26 Ability to Disclose.  Notwithstanding anything to the
                        -------------------
contrary in the Management Agreement, the Agent may disclose information regarding such agreement and the operation of the Hotel, and provide copies of such agreement and any financial statements or reports delivered by the Manager or Borrower pursuant to such agreement, to the Lenders, and any counsel to or agents, officers, employees and representatives of any such holder, and may disclose and describe the terms hereof and thereof in any offering memorandum, prospectus, or registration statement or other filing required under applicable law.

          Section 10.27 Exculpation.  Subject to the qualifications below,
                        -----------
neither Agent on behalf of the Lenders nor the Lenders directly shall enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Note, this Credit Agreement or the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower (or any member, shareholder, partner or other owner of Borrower, or any separate account contract holder, beneficial owner, advisor, consultant, manager, fiduciary, director, officer or employee of any of the foregoing), unless, except as expressly reserved in clause (e) below, the judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the collateral given to Agent on behalf of the Lenders, and Agent on behalf of the Lenders, by accepting the Note, this Credit Agreement and the other Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding under or by reason of or under or in connection with the Note, this Credit Agreement or the other Loan Documents except for any deficiency judgment that shall be enforced solely against or collected solely from the collateral given to Agent on behalf of the Lenders. The provisions of this Section shall not, however,
(a) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents; (b) impair the right of Agent on behalf of the Lenders to name Borrower as a party defendant in any action or suit for foreclosure and sale under the Pledge; (c) affect the validity or enforceability of or any guaranty or indemnity made in connection with the Loan or any of the rights and remedies of Agent on behalf of the Lenders thereunder; (d) impair the right of Agent on behalf of the Lenders to obtain the appointment of a receiver; or (e) constitute a waiver of the right of Agent or any of the Lenders to enforce the liability and obligation of Borrower, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Agent or any of the Lenders (including attorneys' fees and costs reasonably incurred) arising out of or in connection with (but only to the extent of) the following:

     (i) waste committed by or on behalf of Borrower with respect to the Mortgaged Property or the Pledged Collateral;

     (ii) fraud, misrepresentation or willful misconduct by Borrower in connection with the Loan;

     (iii) the removal or disposal by Borrower of any portion of the Mortgaged Property after an Event of Default; and

     (v) the misappropriation by Borrower of any revenues or distributions and/or dividends from the Property Owner.

Notwithstanding anything to the contrary in this Credit Agreement or any of the Loan Documents, neither Agent nor any of the Lenders shall be deemed to have waived any right which Agent or any of the Lenders may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt owing to Agent and the Lenders in accordance with the Loan Documents.

          Section 10.28 Subordination.  Agent on behalf of the Lenders
                        -------------
acknowledges and agrees that (i) that the Loan is, and is intended by Agent on behalf of the Lenders to be, structurally subordinated to the Mortgage Loan and all other creditors of the Property Owner, (ii) prior to the repayment in full of the Mortgage Loan, the assets of the Property Owner are not, and are intended by Agent on behalf of the Lenders not to be, available to pay any of the amounts payable with respect to the Loan except as, and then only to the extent, permitted by the Mortgage Loan, and (iii) in the event of a consolidation where Borrower and the Property Owner are considered as one borrower in a bankruptcy, Agent on behalf of the Lenders acknowledges that the Loan is contractually subordinated to the Mortgage Loan. The Mortgage Lender is an express third party beneficiary of this Section.


                                  ARTICLE XI

                           MEZZANINE DEPOSIT ACCOUNT
                           -------------------------

          Section 11.1 Mezzanine Deposit Account.  (a)  On or prior to the date
                       -------------------------
hereof, Borrower shall execute and deliver to Agent, a payment direction letter (which payment direction letter shall expressly state that it is irrevocable without the written agreement of Agent), pursuant to which Borrower shall direct Mortgage Lender, that until further written notice (countersigned by Agent) is received by Mortgage Lender from Borrower, any and all amounts that would otherwise be payable to Borrower in accordance with the Cash Management Procedures shall be paid in immediately available funds (or by wire transfer) on each date each such payment would otherwise be payable to Borrower, directly by Mortgage Lender into an Eligible Account designated by Agent on behalf of the Lenders (the "Mezzanine Deposit
                                                           ----------------
Account") for disbursement pursuant to Section 11.2 hereof. The Mezzanine
-------
Deposit Account shall be in the name of and under the sole control of Agent on behalf of the Lenders, and Borrower shall not have the authority or power to make withdrawals from said account. Borrower shall be responsible for the costs of establishing and maintaining the Mezzanine Deposit Account. The same shall not be a "Sub-account" under the Cash Collateral Procedures.

          (b) To the extent the Property Owner or Borrower is required to request of the Mortgage Lender (or its agents) under the Mortgage Loan Agreement or any other Mortgage Loan Document to obtain the release to the Property Owner or Borrower of monies, then Borrower agrees that it shall, in all cases sufficiently prior to the intended release date so as to constitute an effective request under the Mortgage Loan Agreement, send or cause the Property Owner to send written notice to the Mortgage Lender requesting the Mortgage Lender to transfer (or authorize the transfer) of such monies to the Mezzanine Deposit Account.

          Section 11.2 Disbursements from the Mezzanine Deposit Account;
                       -------------------------------------------------
Borrower's Obligation to Fund Deposit Account.
---------------------------------------------

          11.2.1 Disbursements. On each Payment Date during the Term, provided
                 -------------
no Default or Event of Default has occurred and is continuing, and subject to
Section 11.2.2, Agent on behalf of the Lenders shall transfer from the Mezzanine Deposit Account (or authorize such transfer), to the extent available therein, the following payments in the following order of priority:

          (a) to Agent on behalf of the Lenders, the monthly debt service payment amount for the Loan, which amount shall immediately be available and payable to Agent on behalf of the Lenders;

          (b) to Agent on behalf of the Lenders, any and all other fees, costs and expenses payable under the Loan;

          (c) to the extent payable following an Event of Default hereunder, to Agent on behalf of the Lenders, an amount equal to the interest accrued and unpaid under the Note at the excess of the Default Rate over the Interest Rate; and

          (d) if no Event of Default has occurred, to Junior Lender as provided for in the Cash Management Procedures; provided that in Agent's sole discretion, Agent may permit a distribution under this clause (d) notwithstanding the occurrence of such Event of Default.

           11.2.2 Obligation to Fund; Deemed Payment.  In the event that on any
                  ----------------------------------

Payment Date the amount in the Mezzanine Deposit Account, together with available amounts in the Mezzanine Debt Service Reserve Account, shall be insufficient to make all of the transfers described in Sections 11.2.1(a) through (c) above, Borrower shall deposit into the Mezzanine Deposit Account on such Payment Date the amount of such deficiency, and if Borrower shall fail to make such deposit, the same shall be an Event of Default and, in addition to all other rights and remedies provided for hereunder, Agent on behalf of the Lenders may disburse and apply the amounts in the Mezzanine Deposit Account in such order as Agent on behalf of the Lenders may determine. If on any Payment Date the amount in the Mezzanine Deposit Account, together with available amounts in the Mezzanine Debt Service Reserve Account, shall be sufficient to make all of the transfers described in Sections 11.2.1 (a) through (c), Borrower shall be deemed to have paid the monthly debt service payment amount unless Agent on behalf of the Lenders is legally constrained from transferring such amount in accordance with Sections 11.2.1(a) through (c), including by reason of any bankruptcy or insolvency related to Borrower (but excluding legal constraints related to Agent and Lender).

          Section 11.3 No Release if Event of Default Exists.  Notwithstanding
                       -------------------------------------
the terms hereof, in no event shall Agent or any of the Lenders have any obligation to disburse funds from the Mezzanine Deposit Account for so long as an Event of Default shall have occurred and be continuing.

          Section 11.4 Grant of Security Interest; Rights upon Default.
                       -----------------------------------------------
(a) Borrower hereby pledges, assigns and grants a first priority security interest to Agent on behalf of the Lenders, as security for payment of all sums due in respect of the Loan and the performance of all other terms, conditions and covenants of this Credit Agreement and any other Loan Document on Borrower' part to be paid and performed, all of Borrower's right, title and interest in and to the Mezzanine Deposit Account, together with the deposits therein, including all interest earned thereon. Borrower shall not, without obtaining the prior written consent of Agent, further pledge, assign or grant any security interest in the Mezzanine Deposit Account, or permit any Lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 financing statements, except those naming Agent on behalf of the Lenders as the secured party, to be filed with respect thereto.

          (b) Upon the occurrence, and during the continuance of an Event of Default, Agent on behalf of the Lenders may apply amounts in the Mezzanine Deposit Account, for any of the following purposes relating to the Loan or Borrower's obligations hereunder or under any other Loan Document, and in any order, as Agent on behalf of the

Lenders shall elect in its sole discretion: (i) with respect to the Mortgaged Property, capital contributions on behalf of Borrower to the Property Owner for the purpose of paying Taxes and Other Charges and Insurance Premiums (as such terms are defined in the Mortgage Loan Agreement); (ii) interest on the unpaid principal balance of the Note; (iii) amortization of the unpaid principal balance of the Note; (iv) Default Interest; (v) reimbursement of Agent and the Lenders for all losses and expenses (including reasonable legal fees) suffered or incurred by Agent or the Lenders as a result of such Event of Default; (vi) capital contributions on behalf of Borrower to the Property Owner for the purpose of paying the cost of any repair or replacement to the Mortgaged Property; (vii) payment of any amount expended in exercising rights and remedies available to Agent and the Lenders at law or in equity or under this Credit Agreement or under any of the other Loan Documents; or (viii) any other portion of the Debt, including the Prepayment Premiums applicable to any full or partial prepayment; provided Prepayment Premiums and Default Interest will not be applied to repayment of the Debt prior to payment in full of all principal and accrued interest (other than Default Interest).

          Section 11.5 Agents and the Lenders Not Responsible.  Nothing in this
                       --------------------------------------
Article XI or elsewhere in the Loan Documents shall make Agent or the Lenders responsible for making or completing any work in respect of the Mortgaged Property, or obligate Agent or the Lenders to demand from Borrower additional sums to make or complete any work.

                   [SIGNATURES APPEAR ON FOLLOWING PAGE(S).]

          IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                        MARRIOTT DSM LLC, a Delaware limited liability company


                        By:   /s/ P. K. Brady
                             -------------------------------------------------
                             Name:  Patricia K. Brady
                             Title: Vice President

                        GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, as Agent and Lender

                        By: Goldman Sachs Real Estate Funding Corp., its General Partner

                             By:   /s/
                                  --------------------------------------------
                                  Name:
                                  Title:

                                   SCHEDULE A
                            (Commitment Percentage)

1.  GSMC  --  100%

                                   SCHEDULE B
                            (Amortization Schedule)

AMORTIZATION SCHEDULE:                   $20,000,000 MEZZANINE

                               Interpolated 12-yr UST              5.865%
                               Spread                              4.500%
                               Coupon (Actual/360)                10.385%

                               Amortization                         12.50
                               Anticipated Maturity                 12.50
                               Constant                            14.40%
Closing Date:      11/26/97
                                      Mezz Place
Payment Date             Month    Beginning Balance              Interest       Principal      Payment       End Balance
      12/12/97    16         1        20,000,000.00             82,133.33             -      82,133.33       20,000,000.00
       1/12/98    31         2        20,000,000.00            178,508.33       61,549.47   240,057.81       19,938,450.53
       2/12/98    31         3        19,938,450.53            177,958.98       62,098.83   240,057.81       19,876,351.70
       3/12/98    28         4        19,876,351.70            160,238.52       79,821.28   240,057.81       19,796,530.42
       4/12/98    31         5        19,796,530.42            176,692.28       63,365.52   240,057.81       19,733,164.89
       5/12/98    30         6        19,733,164.89            170,445.21       69,612.59   240,057.81       19,663,552.30
       6/12/98    31         7        19,663,552.30            175,505.40       64,552.41   240,057.81       19,598,999.89
       7/12/98    30         8        19,598,999.89            169,286.36       70,771.44   240,057.81       18,528,228.45
       8/12/98    31         9        18,528,228.45            174,297.58       85,760.23   240,057.81       19,482,488.22
       9/12/98    31        10        19,482,488.22            173,710.64       66,347.17   240,057.81       19,396,121.05
      10/12/98    30        11        19,396,121.05            167,534.00       72,523.81   240,057.81       19,323,597.24
      11/12/98    31        12        19,323,597.24            172,471.16       87,586.65   240,057.81       19,256,010.59
      12/12/98    30        13        19,256,010.59            166,323.79       73,734.01   240,057.81       19,182,276.58
       1/12/99    31        14        19,182,276.58            171,209.81       68,847.99   240,057.81       19,113,428.58
       2/12/99    31        15        19,113,428.58            170,595.31       69,462.49   240,057.81       19,043,966.09
       3/12/99    28        16        19,043,966.09            153,528.11       86,531.70   240,057.81       18,857,434.39
       4/12/99    31        17        18,857,434.39            169,203.00       70,864.80   240,057.81       18,886,578.59
       5/12/99    30        18        18,886,578.59            163,132.83       76,924.97   240,057.81       18,509,654.61
       6/12/99    31        19        18,509,654.61            167,884.00       72,173.60   240,057.81       18,737,480.81
       7/12/99    30        20        18,737,480.81            161,644.99       78,212.82   240,057.81       18,659,268.00
       8/12/99    31        21        18,659,268.00            166,541.74       73,516.08   240,057.81       18,585,751.83
       9/12/99    31        22        18,585,751.83            165,885.56       74,172.23   240,057.81       18,511,579.71
      10/12/99    30        23        18,511,579.71            159,893.77       80,164.04   240,057.81       18,431,415.67
      11/12/99    31        24        18,431,415.67            164,508.08       75,549.74   240,057.81       18,355,865.93
      12/12/99    30        25        18,355,865.93            158,548.79       81,509.01   240,057.81       18,274,356.92
       1/12/00    31        26        18,274,356.92            163,106.25       76,951.56   240,057.81       18,197,405.38
       2/12/00    31        27        18,197,405.38            162,419.43       77,636.38   240,057.81       18,119,766.98
       3/12/00    29        28        18,119,766.98            151,292.50       88,765.30   240,057.81       18,031,001.68
       4/12/00    31        29        18,031,001.68            160,934.20       79,123.60   240,057.81       17,951,878.08
       5/12/00    30        30        17,951,878.08            155,059.35       84,998.46   240,057.81       17,866,879.62
       6/12/00    31        31        17,866,879.62            159,489.35       80,588.46   240,057.81       17,766,291.16
       7/12/00    30        32        17,766,291.16            153,629.09       86,428.72   240,057.81       17,699,882.44
       8/12/00    31        33        17,699,882.44            157,976.65       82,079.16   240,057.81       17,617,783.29
       9/12/00    31        34        17,617,783.29            157,246.06       82,611.75   240,057.81       17,534,971.54
      10/12/00    30        35        17,534,971.54            151,458.32       88,699.49   240,057.81       17,446,372.05
      11/12/00    31        36        17,446,372.05            155,716.14       64,341.67   240,057.81       17,382,030.58
      12/12/00    30        37        17,382,030.58            149,964.54       90,093.27   240,057.81       17,271,937.11
       1/12/01    31        38        17,271,937.11            154,159.24       85,898.57   240,057.81       17,186,038.54
       2/12/01    31        39        17,186,038.54            153,392.55       86,605.25   240,057.81       17,099,373.29
       3/12/01    28        40        17,099,373.29            137,849.45      102,208.38   240,057.81       16,997,164.83
       4/12/01    31        41        16,997,164.83            151,706.78       86,351.03   240,057.81       16,908,813.91
       5/12/01    30        42        16,908,813.91            146,049.88       94,007.93   240,057.81       16,814,805.98
       6/12/01    31        43        16,814,805.98            150,079.15       59,876,68   240,057.81       16,724,827.33
       7/12/01    30        44        16,724,827.33            144,460.70       95,597.11   240,057.81       16,629,230.22
       8/12/01    31        45        16,629,230.22            146,442.81       91,635.00   240,057.81       16,537,585.22
       9/12/01    31        46        16,537,585.22            147,604.83       92,452.68   240,057.81       16,445,142.34
      10/12/01    30        47        16,445,142.34            142,044.82       96,012.89   240,057.81       16,347,129.45
      11/12/01    31        48        16,347,129.45            145,904.94       94,152.86   240,057.81       16,252,976.59
      12/12/01    30        49        16,252,976.59            140,385.09       99,672.72   240,057.81       16,153,303.67
       1/12/02    31        50        16,153,303.67            144,174.97       95,882.64   240,057.81       16,057,421.03
       2/12/02    31        51        16,057,421.03            143,319.17       96,738.63   240,057.81       15,980,682.40
       3/12/02    28        52        15,980,682.40            128,669.70      111,368.10   240,057.81       15,649,294.29
       4/12/02    31        53        15,649,294.29            141,461.56       98,596.25   240,057.81       15,750,698.04
       5/12/02    30        54        15,750,698.04            136,046.85      104,011.15   240,057.81       15,648,686.89
       6/12/02    31        55        15,648,686.89            139,653.20      100,404.61   240,057.81       15,548,282.29
       7/12/02    30        56        15,548,282.29            134,281.01      105,776.79   240,057.81       15,440,505.50
       8/12/02    31        57        15,440,505.50            137,812.95      102,244.86   240,057.81       15,338,280.64
       9/12/02    31        58        15,338,280.64            136,800.37      103,157.44   240,057.81       15,235,103.20
      10/12/02    30        59        15,235,103.20            131,693.20      108,484.60   240,057.81       15,128,638.59
      11/12/02    31        60        15,128,638.59            135,011.55      105,046.25   240,057.81       15,021,592.34
      12/12/02    30        61        15,021,592.34            129,749.00      110,308.80   240,057.81       14,911,283.54
       1/12/03    31        62        14,911,283.54            133,089.42      106,968.39   240,057.81       14,804,315.15
       2/12/03    31        63        14,804,315.15            132,134.68      107,823.12   240,057.81       14,696,382.03
       3/12/03    28        64        14,696,382.03            118,477.41      121,580.39   240,057.81       14,574,811.64
       4/12/03    31        65        14,574,811.64            130,088.27      109,971.54   240,057.81       14,464,840.10

AMORTIZATION SCHEDULE:                   $20,000,000 MEZZANINE

                               Interpolated 12-yr UST              5.865%
                               Spread                              4.500%
                               Coupon (Actual/360)                10.385%

                               Amortization                         12.50
                               Anticipated Maturity                 12.50
                               Constant                            14.40%
Closing Date:      11/26/97
                                      Mezz Place
Payment Date             Month    Beginning Balance            Interest        Principal     Payment          End Balance
       5/12/03    30        66        14,464,840.10            124,940.08      115,117.75   240,057.81       14,349,722.35
       6/12/03    31        67        14,349,722.35            128,077.25      111,980.55   240,057.81       14,237,741.78
       7/12/03    30        68        14,237,741.78            122,978.49      117,079.31   240,057.81       14,120,662.49
       8/12/03    31        69        14,120,662.49            128,032.80      114,025.01   240,057.81       14,008,637.47
       9/12/03    31        70        14,008,637.47            125,015.06      115,042.73   240,057.81       13,891,594.74
      10/12/03    30        71        13,891,594.74            119,988.65      120,069.16   240,057.81       13,771,525.59
      11/12/03    31        72        13,771,525.69            122,916.60      117,141.20   240,057.81       13,654,384.39
      12/12/03    30        73        13,654,384.39            117,939.75      122,118.06   240,057.81       13,532,266.33
       1/12/04    31        74        13,532,266.33            120,781.12      119,276.69   240,057.81       13,412,969.64
       2/12/04    31        75        13,412,969.64            119,716.52      120,341.28   240,057.81       13,292,648.35
       3/12/04    29        76        13,292,648.35            110,968.08      129,069.73   240,057.81       13,163,578.62
       4/12/04    31        77        13,163,578.62            117,490.42      122,567.38   240,057.81       13,041,011.24
       5/12/04    30        78        13,041,011.24            112,841.73      127,416.07   240,057.81       12,913,595.17
       6/12/04    31        79        12,913,595.17            115,259.22      124,798.59   240,057.81       12,788,796.58
       7/12/04    30        80        12,788,796.58            110,463.23      129,594.58   240,057.81       12,659,202.01
       8/12/04    31        81        12,659,202.01            112,968.65      127,089.15   240,057.81       12,532,132.85
       9/12/04    31        82        12,532,132.85            111,854.51      128,203.30   240,057.81       12,403,829.55
      10/12/04    30        83        12,403,829.55            107,138.84      132,916.88   240,057.81       12,271,010.69
      11/12/04    31        84        12,271,010.69            109,523.88      130,533.92   240,057.81       12,140,476.77
      12/12/04    30        85        12,140,476.77            104,883.37      135,194.44   240,057.81       12,005,282.33
       1/12/05    31        86        12,005,282.33            107,152.15      132,905.66   240,057.81       11,672,376.67
       2/12/05    31        87        11,672,376.67            105,965.91      134,091.90   240,057.81       11,738,284.77
       3/12/05    29        88        11,738,284.77             94,630.14      145,427.67   240,057.81       11,592,857.11
       4/12/05    31        89        11,692,857.11            103,471.08      136,586.73   240,057.81       11,456,270.38
       5/12/05    30        90        11,456,270.38             98,953.54      141,104.27   240,057.81       11,315,166.11
       6/12/05    31        91        11,315,166.11            100,992.57      139,085.23   240,057.81       11,176,100.88
       7/12/05    30        92        11,176,100.88             96,533.57      143,524.23   240,057.81       11,032,576.64
       8/12/05    31        93        11,032,576.64             98,470.34      141,587.46   240,057.81       10,880,969.18
       9/12/05    31        94        10,880,969.18             97,206.62      142,851.19   240,057.81       10,748,137.99
      10/12/05    30        95        10,748,137.99             92,837.04      147,220.78   240,057.81       10,600,817.23
      11/12/05    31        96        10,600,817.23             94,617.60      145,440.20   240,057.81       10,455,477.03
      12/12/05    30        97        10,455,477.03             90,309.18      149,748.62   240,057.81       10,305,728.40
       1/12/06    31        98        10,305,728.40             91,982.92      148,074.89   240,057.81       10,157,653.52
       2/12/06    31        99        10,157,653.52             90,681.29      149,396.52   240,057.81       10,008,257.00
       3/12/06    29       100        10,008,257.00             80,683.23      159,374.57   240,057.81        9,848,882.43
       4/12/06    31       101         9,848,882.43             87,905.38      152,152.43   240,057.81        9,696,730.00
       5/12/06    30       102         9,696,730.00             83,755.51      156,302.30   240,057.81        9,540,427.70
       6/12/06    31       103         9,540,427.70             85,152.29      154,905.51   240,057.81        9,385,522.19
       7/12/06    30       104         9,385,522.19             81,067.45      158,990.36   240,057.81        9,226,531.83
       8/12/06    31       105         9,226,531.83             82,350.64      157,707.16   240,057.81        9,068,624.67
       9/12/06    31       106         9,068,624.67             80,943.04      159,114.77   240,057.81        8,909,709.90
      10/12/06    30       107         8,909,709.90             78,957.62      163,100.18   240,057.81        8,746,609.72
      11/12/06    31       108         8,746,609.72             78,067.14      161,890.67   240,057.81        8,584,619.05
      12/12/06    30       109         8,584,619.05             74,149.65      165,908.16   240,057.81        8,418,710.89
       1/12/07    31       110         8,418,710.89             74,140.50      164,917.30   240,057.81        8,253,793.58
       2/12/07    31       111         8,253,793.58             73,668.55      166,389.26   240,057.81        8,067,404.33
       3/12/07    29       112         8,067,404.33             65,197.96      174,859.85   240,057.81        7,912,544.46
       4/12/07    31       113         7,912,544.46             70,622.76      169,435.05   240,057.81        7,743,108.43
       5/12/07    30       114         7,743,108.43             66,881.11      173,176.70   240,057.81        7,569,932.73
       6/12/07    31       115         7,569,932.73             67,564.80      172,493.00   240,057.81        7,397,439.73
       7/12/07    30       116         7,397,439.73             63,895.39      176,162.42   240,057.81        7,221,277.31
       8/12/07    31       117         7,221,277.31             64,452.91      175,604.90   240,057.81        7,045,572.41
       9/12/07    31       118         7,045,572.41             62,886.56      177,172.24   240,057.81        6,868,500.17
      10/12/07    30       119         6,868,500.17             59,326.67      180,731.14   240,057.81        6,687,769.03
      11/12/07    31       120         6,687,769.03             59,691.13      180,366.68   240,057.81        6,507,402.35
      12/12/07    30       121         6,507,402.35             58,207.69      183,850.12   240,057.81        6,323,552.23
       1/12/08    31       122         6,323,552.23             56,440.34      183,617.47   240,057.81        6,139,934.77
       2/12/08    31       123         6,139,934.77             54,801.48      185,258.33   240,057.81        5,954,878.44
       3/12/08    29       124         5,954,878.44             49,719.08      190,338.72   240,057.81        5,764,339.72
       4/12/08    31       125         5,764,339.72             61,449.13      186,606.67   240,057.81        5,575,731.04
       5/12/08    30       126         5,575,731.04             48,160.38      191,897.43   240,057.81        5,383,833.62
       6/12/08    31       127         5,383,833.62             48,052.96      192,004.85   240,057.81        5,191,828.77
       7/12/08    30       128         5,191,828.77             44,844.42      195,213.38   240,057.81        4,996,615.36
       8/12/08    31       129         4,996,615.36             44,596.67      195,460.93   240,057.81        4,801,154.45
       9/12/08    31       130         4,801,154.45             42,852.30      197,205.50   240,057.81        4,803,948.95

AMORTIZATION SCHEDULE:                   $20,000,000 MEZZANINE

                               Interpolated 12-yr UST              5.865%
                               Spread                              4.500%
                               Coupon (Actual/360)                10.385%

                               Amortization                         12.50
                               Anticipated Maturity                 12.50
                               Constant                            14.40%
Closing Date:      11/26/97
                                       Mezz Place
Payment Date             Month      Beginning Balance           Interest       Principal    Payment          End Balance
      10/12/08    30       131         4,803,948.95             39,766.61      200,291.20   240,057.81       4,403,657.75
      11/12/08    31       132         4,403,657.75             39,304.48      200,753.33   240,057.81       4,202,904.43
      12/12/08    30       133         4,202,904.43             36,302.59      203,765.22   240,057.81       3,899,149.21
       1/12/09    31       134         3,899,149.21             35,694.07      204,363.73   240,057.81       3,794,785.48
       2/12/09    31       135         3,794,785.48             33,870.04      208,187.76   240,057.81       3,588,597.71
       3/12/09    28       136         3,588,597.71             28,930.08      211,127.73   240,057.81       3,377,469.99
       4/12/09    31       137         3,377,469.99             30,145.33      209,912.46   240,057.81       3,167,557.61
       5/12/09    30       138         3,167,557.61             27,359.78      212,698.03   240,057.81       2,954,859.48
       6/12/09    31       139         2,954,859.48             26,373.35      213,684.45   240,057.81       2,741,175.03
       7/12/09    30       140         2,741,175.03             23,676.80      216,380.91   240,057.81       2,524,794.12
       8/12/09    31       141         2,524,794.12             22,534.64      217,522.97   240,057.81       2,307,271.16
       9/12/09    31       142         2,307,271.16             20,593.36      219,464.45   240,057.81       2,087,806.71
      10/12/09    30       143         2,087,806.71             18,033.43      222,024.38   240,057.81       1,865,782.33
      11/12/09    31       144         1,865,782.33             16,652.88      223,404.92   240,057.81       1,642,377.41
      12/12/09    30       145         1,642,377.41             14,186.03      226,871.77   240,057.81       1,416,505.64
       1/12/10    31       146         1,416,505.64             12,642.80      227,414.90   240,057.81       1,189,090.74
       2/12/10    31       147         1,189,090.74             10,613.13      229,444.68   240,057.81         959,646.06
       3/12/10    28       148           959,646.06              7,738.35      232,321.46   240,057.81         727,324.60
       4/12/10    31       149           727,324.60              6,491.68      233,566.13   240,057.81         483,758.47
       5/12/10    30       150           483,758.47              4,264.64      235,792.97   240,057.81         257,965.51
       6/12/10    31       151           257,965.51              2,302.45      267,965.51   280,267.95

                                   EXHIBIT A

                           (Form of Promissory Note)

                                Promissory Note


$20,000,000.00                                               November 25, 1997

     FOR VALUE RECEIVED, the undersigned, MARRIOTT DSM LLC, a Delaware limited liability company ("MAKER"), promises to pay to the order of GOLDMAN SACHS MORTGAGE COMPANY, a limited partnership organized and existing under the laws of the State of New York, its successors and assigns ("HOLDER"), on or before the Specified Maturity Date at such place as Holder may from time to time designate in writing, the principal sum of Twenty Million Dollars ($20,000,000.00) in lawful money of the United States of America, together with interest thereon, to be computed and paid as specified in the Credit Agreement (as such terms are defined below).

     Except as otherwise defined or limited herein, capitalized terms used herein shall have the meanings ascribed to them in that certain Credit Agreement (the "CREDIT AGREEMENT"), dated as of the date hereof, by and among Maker, and Holder, as Agent and as a Lender. This is the Note referred to in the Credit Agreement and is entitled to the security therefor granted pursuant to the Loan Documents, including, without limitation, the Pledge. The terms of this Note are hereby supplemented in full by the terms of the Credit Agreement and the other Loan Documents.

     The entire Debt or any portion thereof, shall without notice, except such notice as is required under the terms of any Loan Document, become immediately due and payable at the option of Holder, unless otherwise specified under the applicable Loan Document, if an Event of Default shall have occurred and be continuing. In the event that Holder retains counsel to collect all or any part of the Debt, or to protect, or foreclose the security provided in connection herewith, Maker agrees to pay reasonable costs of collection incurred by Holder, including reasonable attorneys' fees.

     Maker does hereby agree that, if an Event of Default shall have occurred and is continuing, Maker shall pay interest at the Default Rate on the outstanding amount of the Loan due and but unpaid interest thereon, upon demand from time to time, to the extent permitted by applicable law.

     Maker represents that it has full power, authority and legal right to execute and deliver this Note and to perform its obligations hereunder, and that this Note constitutes the valid and binding obligation of Maker, enforceable against Maker in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity, regardless of whether considered in proceedings at law or in equity.

     All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Credit Agreement directed to the parties at their respective addresses as provided therein.

     THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY MAKER AND ACCEPTED BY HOLDER IN THE STATE OF NEW YORK, AND THE PROCEEDS DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO NOTES MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. IT IS UNDERSTOOD THAT THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF THIS NOTE AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANOTHER LOAN DOCUMENT). TO THE FULLEST EXTENT PERMITTED BY LAW, MAKER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE, AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST MAKER OR HOLDER ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND MAKER WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND MAKER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING, AND MAKER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. MAKER DOES HEREBY DESIGNATE AND APPOINT CORPORATION SERVICE COMPANY, 80 STATE STREET, ALBANY, NEW YORK 12207-2543, OR AT SUCH OTHER OFFICE IN NEW YORK, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGED ON ITS BEHALF

SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO MAKER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON MAKER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. MAKER (I) SHALL GIVE PROMPT NOTICE TO HOLDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

     No release of any security for the Debt or any Person liable for payment of the Debt, no extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of the Loan Documents made by agreement between Holder and any other Person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker or any other Person or party who might be or become liable for the payment of all or any part of the Debt, under the Loan Documents, except as otherwise expressly provided herein.

     Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of non-payment, and notice of intent to accelerate the maturity hereof and (except as may be expressly provided for in the Loan Documents) of acceleration.

     This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Holder, but only by an agreement in writing signed by the party against whom enforcement or any modification, amendment, waiver, extension, change, discharge or termination is sought.

     Subject to the qualifications below, neither Agent on behalf of the Lenders nor the Lenders directly shall enforce the liability and obligation of Maker to perform and observe the obligations contained in this Note, the Credit Agreement or other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Maker (or any member, shareholder, partner or other owner of Borrower, or any separate account contract holder, beneficial owner, advisor, consultant, manager, fiduciary director, officer or employee of any of the foregoing), unless, except as expressly reserved in clause (e) below, the judgment in any such action or proceeding shall be enforceable against Maker only to the extent of Maker's interest in the collateral given to Agent on behalf of the Lenders, and Agent on behalf of the Lenders, by accepting this Note, the Credit Agreement and the other Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Maker in any such action or proceeding under or by reason of or under or in connection with this Note, the Credit Agreement or the other Loan Documents except for any deficiency judgment that shall be enforced solely against or collected solely from the collateral given to Agent on behalf of the Lenders. The provisions of this Section shall not, however, (a) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents; (b) impair the right of Agent on behalf of the Lenders to name Maker as a party defendant in any action or suit for foreclosure and sale under the Pledge; (c) affect the validity or enforceability of or any guaranty or indemnity made in connection with the Loan or any of the rights and remedies of Agent on behalf of the Lenders thereunder; (d) impair the right of Agent on behalf of Agent on behalf of the Lenders to obtain the appointment of a receiver; or (e) constitute a waiver of the right of Agent or any of the Lenders to enforce the liability and obligation of Maker, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Agent or any of the Lenders (including attorneys' fees and costs reasonably incurred) arising out of or in connection with (but only to the extent of) the following:

          (i) waste committed by or on behalf of Borrower with respect to the Mortgaged Property or the Pledged Collateral;

          (ii) fraud, misrepresentation or willful misconduct by Borrower in connection with the Loan;

          (iii) the removal or disposal by Borrower of any portion of the Mortgaged Property after an Event of Default; and

          (iv) the misappropriation by Borrower of any revenues or distributions and/or dividends from the Property Owner.

     Notwithstanding anything to the contrary in this Note or any of the Loan Documents, neither Agent nor any of the Lenders shall be deemed to have waived any right which Agent or any of the Lenders may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt owing to Agent and the Lenders in accordance with the Loan Documents.

     Notwithstanding anything to the contrary in this Note and to the extent permitted by applicable law, if the aggregate amount of interest payable in respect of this Note and all other consideration which would constitute interest for any Interest Period under applicable law results in an effective rate of interest for any Interest Period on this Note in excess of the maximum rate permitted by law applicable to this Note (after giving effect to any adjustment permitted by law to the interest rate paid or payable in any Interest Periods other than such Interest Period), the effective rate of interest for such Interest Period for this Note shall be limited to a rate of interest which would not cause the effective rate to exceed the maximum legal rate, and the effective rate for all other Notes shall be increased in a manner such that (i) the aggregate payment of additional interest due on all Notes after such adjustments shall be equal to the aggregate interest payment due on all Notes had no adjustments been necessary, and (ii) the amount of additional interest accrued on all such other Notes is increased pro rata based upon the outstanding
                                     --- ----
principal balances thereof, but shall not be increased to a rate in excess of the maximum legal rate applicable to such other Notes.

     Whenever used, the singular number shall include the plural the singular, and the words "Holder" and "Maker" shall include their respective successors, assigns, heirs, executors and administrators as permitted under the Loan Documents.

     IN WITNESS WHEREOF, Maker has caused its duly authorized officers to execute this Note on its behalf, as of the day and year first above written.

MARRIOTT DSM LLC,
a Delaware limited liability company

By:
    _________________________________
     Name:     Patricia K. Brady
     Title:    Vice President